                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 29, 1998


                           HOST MARRIOTT CORPORATION
     ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Maryland                        001-14625                 53-0085950
----------------------------           ------------            ---------------
(State or Other Jurisdiction           (Commission             (IRS Employer
of Incorporation)                      File Number)            Identification
                                                               Number)

10400 Fernwood Road, Bethesda, Maryland                        20817-1109
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)


     The Registrant's telephone number, including area code: (301) 380-9000


                      Exhibit index is located on page 6.

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5:  Other Events
---------------------

     On December 29, 1998, HMC Merger Corporation ("new Host Marriott") , a Maryland corporation and formerly a wholly owned subsidiary of Host Marriott Corporation, a Delaware corporation ("old Host Marriott"), completed its merger with old Host Marriott as part of old Host Marriott's plan to convert to a real estate investment trust. In connection with the merger, new Host Marriott, as the surviving corporation in the merger, changed its name from HMC Merger Corporation to Host Marriott Corporation, and commencing at the opening of trading on December 30, 1998, shares of the new Host Marriott will be traded on the New York Stock Exchange under the symbol "HMT," the same symbol under which old Host Marriott was traded prior to the merger.

     Certain factors that should be considered in deciding whether to invest in securities of new Host Marriott Corporation are set forth under the caption "Federal Income Tax Considerations" attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     (a) Financial Statements

         Not applicable.

     (b) Pro forma financial information


Host Marriott, L.P. ("Operating Partnership")
--------------------------------------------
         Introduction to Unaudited Pro Forma Financial Statements of the
               Operating Partnership
         100% Participation with No Notes Issued
         ---------------------------------------
               Pro Forma Balance Sheet as of September 11, 1998
               Pro Forma Statement of Operations for the First Three Quarters
                 1998
               Pro Forma Statement of Operations for Fiscal Year 1997
         100% Participation with Notes Issued
         ------------------------------------
               Pro Forma Balance Sheet as of September 11, 1998
               Pro Forma Statement of Operations for the First Three Quarters
                 1998
               Pro Forma Statement of Operations for Fiscal Year 1997

         Host Marriott Corporation ("Host REIT")
         ---------------------------------------
         Introduction to Unaudited Pro Forma Financial Statements of Host REIT 100% Participation with No Notes Issued
         ---------------------------------------
               Pro Forma Balance Sheet as of September 11, 1998
               Pro Forma Statement of Operations for the First Three Quarters
                 1998
               Pro Forma Statement of Operations for Fiscal Year 1997
         100% Participation with Notes Issued
         ------------------------------------
               Pro Forma Balance Sheet as of September 11, 1998
               Pro Forma Statement of Operations for the First Three Quarters
                 1998
               Pro Forma Statement of Operations for Fiscal Year 1997

         Crestline Capital Corporation ("Crestline")
         -------------------------------------------
         Introduction to Unaudited Pro Forma Financial Statements of Crestline
               Pro Forma Balance Sheet as of September 11, 1998
               Pro Forma Statement of Operations for the First Three Quarters
                 1998
               Pro Forma Statement of Operations for Fiscal Year 1997


         (c)      Exhibits

                  Exhibit No.                        Description
                  -----------                        -----------

                     99.1 "Federal Income Tax Considerations" relating to an investment in securities of new Host
                                            Marriott Corporation.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  December 29, 1998                    HOST MARRIOTT CORPORATION



                                            By: /s/ Donald D. Olinger
                                               --------------------------------
                                               Name:  Donald D. Olinger
                                               Title: Senior Vice President
                                                      and Corporate Controller

                        PRO FORMA FINANCIAL INFORMATION


                                                                        Page No.
                                                                        --------

Host Marriott, L.P. ("Operating Partnership") .........................    6
Introduction to Unaudited Pro Forma Financial
      Statements of the Operating Partnership
100% Participation with No Notes Issued
       Pro Forma Balance Sheet as of September 11, 1998 ...............    8
       Pro Forma Statement of Operations for the First Three
         Quarters 1998 ................................................   12
       Pro Forma Statement of Operations for Fiscal Year 1997 .........   13
100% Participation with Notes Issued
       Pro Forma Balance Sheet as of September 11, 1998 ...............   18
       Pro Forma Statement of Operations for the First Three
         Quarters 1998 ................................................   22
       Pro Forma Statement of Operations for Fiscal Year 1997 .........   23

Host Marriott Corporation ("Host REIT")
Introduction to Unaudited Pro Forma Financial Statements
      of Host REIT ....................................................   29
100% Participation with No Notes Issued
       Pro Forma Balance Sheet as of September 11, 1998 ...............   30
       Pro Forma Statement of Operations for the First Three
         Quarters 1998 ................................................   31
       Pro Forma Statement of Operations for Fiscal Year 1997 .........   32
100% Participation with Notes Issued
       Pro Forma Balance Sheet as of September 11, 1998 ...............   34
       Pro Forma Statement of Operations for the First Three
         Quarters 1998 ................................................   35
       Pro Forma Statement of Operations for Fiscal Year 1997 .........   36

Crestline Capital Corporation ("Crestline")
Introduction to Unaudited Pro Forma Financial Statements
      of Crestline ....................................................   38
       Pro Forma Balance Sheet as of September 11, 1998 ...............   40
       Pro Forma Statement of Operations for the First Three
         Quarters 1998 ................................................   41
       Pro Forma Statement of Operations for Fiscal Year 1997 .........   42

         PRO FORMA FINANCIAL INFORMATION OF THE OPERATING PARTNERSHIP

  Given the structure of Host Marriott's Consent Solicitation, the Mergers and the REIT Conversion may take a variety of different forms. The variations are dependent in part on the number and identity of the Partnerships that merge and whether limited partners elect to tender their Partnership Interests for OP Units or Notes in connection with the REIT Conversion.

  In light of the number of possible variations, the Company is not able to describe all possible combinations of Hotel Partnerships that could compose the Operating Partnership. All Hotel Partnerships have voted to approve the Mergers but the Mergers have not yet been completed. To assist shareholders in analyzing the Mergers and the REIT Conversion, the Company has prepared two separate sets of unaudited pro forma financial statements to show the impact of the Mergers and the REIT Conversion assuming the following two scenarios:

  .  All Partnerships participate and no Notes are issued ("100%
     Participation with No Notes Issued")

  . All Partnerships participate with Notes issued with respect to 100% of the OP Units allocable to each Partnership ("100% Participation with Notes Issued")

  There is no minimum condition to participation in the Mergers and the Operating Partnership does not believe that the presentation of additional scenarios is relevant to investors or required. Furthermore, the unaudited pro forma financial statements do not purport to represent what the results of operations or cash flows would actually have been if the Mergers and the REIT Conversion had in fact occurred on such date or at the beginning of such period or to project the results of operations for any future date or period.

  Host intends to use its best efforts to cause the REIT Conversion to be completed as soon as possible and expects that it will be completed during 1998 in time for Host REIT to elect REIT status effective January 1, 1999.

  The unaudited pro forma financial statements are based upon available information and upon certain assumptions, as set forth in the notes to the unaudited pro forma financial statements, that the Operating Partnership believes are reasonable under the circumstances. Rental revenue is recognized only for Leases to be entered at or prior to completion of the REIT Conversion.

  The unaudited pro forma statements of operations of the Operating Partnership reflect the following transactions for the First Three Quarters 1998 and the fiscal year ended January 2, 1998 as if such transactions had been completed at the beginning of the fiscal year:

 Acquisitions, Dispositions and Other Activities

  .  Blackstone Acquisition

  .  1998 Senior Note Refinancing

  .  1998 Series C Senior Note Offering and the refinancing of certain debt

  . 1998 acquisition of, or purchase of controlling interests in, eleven full-service properties

  .  1998 purchase of minority interests in two full-service hotels

  .  1998 disposition of two full-service properties

  . 1997 acquisition of, or purchase of controlling interests in, 18 full-service properties

  . 1997 refinancing or repayment of mortgage debt for three full-service properties

 REIT Conversion Activities

  . 1998 deconsolidation of the assets and liabilities contributed to the Non-Controlled Subsidiary, including the sale of certain furniture and equipment to the Non-Controlled Subsidiary

  .  1998 Mergers

  . 1998 acquisition of minority interests in four private Partnerships in exchange for OP Units

  . 1998 lease of certain hotel properties to Crestline and conversion of revenues and certain operating expenses to rental income

  . 1998 adjustment to remove deferred taxes resulting from the change in tax status related to the REIT Conversion

  . 1998 Special Dividend of either .087 shares of REIT stock or $1.00 in cash per share of common stock, at the election of each stockholder (assumes only cash is elected)

  . 1998 sale of an investment in a joint venture to Crestline

  The adjustments to the unaudited pro forma balance sheet as of September 11, 1998 reflect all of the above 1998 transactions except for the acquisition of, or purchase of controlling interests in, 11 full-service properties, the 1998 Senior Note Refinancing, the contribution of notes receivable to Crestline and the disposition of two full-service properties, each of which occurred prior to September 11, 1998 and were already reflected in the historical balance sheet. The adjustments to the unaudited pro forma balance sheet as of September 11, 1998 also reflects (a) the distribution of the Initial E&P Distribution (which includes the Crestline common stock and the special cash or stock election dividend) to Host stockholders and the Blackstone entities, which was approved by the Board of Directors of Host on December 18, 1998 at which time it determined that the conditions to the REIT Merger have been or are reasonably likely to be satisfied or waived (and, in particular, that the transactions constituting the REIT Conversion which impact Host REIT's status as a REIT for federal income tax purposes have occurred or are reasonably likely to occur), and (b) the Leases.

  The assumptions regarding the number of OP Units to be issued and the price per OP Unit are outside the control of Host Marriott and have been made for illustrative purposes only. The unaudited pro forma financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements of the Host Marriott and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Proxy Statement of Host Marriott and the Prospectus of HMC Merger Corporation.

  The Emerging Issues Task Force (EITF) reached a consensus in May 1998 on Issue 98-9, "Accounting for Contingent Rents in Interim Financial Periods" ("EITF 98-9"). EITF 98-9 requires a lessor to defer recognition of contingent rental income in interim periods until the specified target that triggers the contingent rental income is achieved. The accompanying pro forma financial statements reflect the application of EITF 98-9 to the interim periods. EITF 98-9 will have no impact on the full-year rental income recorded by the Operating Partnership. While the EITF subsequently rescinded this consensus, for purposes of these pro forma statements the Operating Partnership continues to follow the accounting principles outlined in EITF 98-9. The Operating Partnership may choose to record the contingent rental income in interim periods and disclose in the footnotes to the financial statements the portion that is contingent. However, the Operating Partnership has not concluded which method it will use at this time.

                       UNAUDITED PRO FORMA BALANCE SHEET
                              SEPTEMBER 11, 1998
                    100% PARTICIPATION WITH NO NOTES ISSUED
                    (IN MILLIONS, EXCEPT OP UNITS AMOUNTS)

                                                        ACQUISITIONS DISPOSITIONS
                                                           AND OTHER ACTIVITIES
                                                        ---------------------------
                                        A                 B                  C
                                                                           DEBT
                            HOST     DISTRI-    HOST    BLACK-           ISSUANCE,
                          MARRIOTT   BUTION   MARRIOTT  STONE            REPAYMENT
                         CORPORATION ADJUST-   HOTELS   ACQUI-  ACQUIS-      &
                         HISTORICAL   MENTS  HISTORICAL SITION  ITIONS  REFINANCING
                         ----------- ------- ---------- ------  ------- -----------
ASSETS
Property and equipment,
 net....................   $5,937     $(649)   $5,288   $1,449   $--       $--
Notes and other
 receivables, net.......       32        (3)       29       66    --        --
Due from managers.......       88        (5)       83        5    --        --
Investments in
 affiliates.............       18       --         18      --     --        --
Other assets............      319         2       321      --     --         10
Receivable from Lessee
 for working capital....      --        --        --       --     --        --
Cash, cash equivalents
 and short-term
 marketable
 securities.............      575       (27)      548     (226)   --        488
                                                                           (423)
                           ------     -----    ------   ------   ----      ----
                           $6,969     $(682)   $6,287   $1,294   $--       $ 75
                           ======     =====    ======   ======   ====      ====
LIABILITIES AND EQUITY
Debt(J).................   $4,224     $(213)   $4,011   $  638   $--       $498
                                                                           (423)
Convertible debt
 obligation to Host
 Marriott Corporation...      --        567       567      --     --        --
Accounts payable and
 accrued expenses.......       70       (23)       47      --     --        --
Deferred income taxes...      526       (62)      464      --     --        --
Other liabilities.......      447       (10)      437      --               --
                           ------     -----    ------   ------   ----      ----
Total liabilities.......    5,267       259     5,526      638    --         75
Convertible Preferred
 Securities.............      550      (550)      --       --     --        --
Limited Partner
 interests of third
 parties at redemption
 value (on a pro forma
 basis 75.1 million OP
 Units
 outstanding)(K)........      --        --        --       656    --        --
Equity
 General Partner (on a
  pro forma basis .2
  million OP Units
  outstanding)(K)
 Limited Partner
  interests of Host REIT
  (on a pro forma basis
  204.3 million OP Units
  outstanding)(K)........   1,152      (391)      761      --     --        --
                           ------     -----    ------   ------   ----      ----
                           $6,969     $(682)   $6,287   $1,294   $--       $ 75
                           ======     =====    ======   ======   ====      ====
Book value per OP Unit

                                       MERGERS AND REIT CONVERSION ACTIVITIES
                         ------------------------------------------------------------------
                              D          E       F         G         L        H       I
                                                       EARNINGS                    DEFERRED
                             NON-             PRIVATE  & PROFITS  CONTRI-   LEASE    TAX
                          CONTROLLED          PARTNER- DISTRIBU- BUTION TO CONVER- ADJUST-   PRO
                         SUBSIDIARIES MERGERS  SHIPS    TION(1)  CRESTLINE  SION     MENT   FORMA
                         ------------ ------- -------- --------- --------- ------- -------- ------
ASSETS
Property and equipment,
 net....................    $(212)     $572     $ 61     $ --      $--      $--     $ --    $7,158
Notes and other
 receivables, net.......      109        (3)     --        --       --       --       --       201
Due from managers.......       (1)       12      --        --       --       (85)     --        14
Investments in
 affiliates.............       14       --       --        --       --       --       --        32
Other assets............        3        23      (11)      --       --       --       --       346
Receivable from Lessee
 for working capital....      --        --       --        --       --        85      --        85
Cash, cash equivalents
 and short-term
 marketable
 securities.............       (9)        7      (11)     (247)     (15)     --       --       119
                                                                      7
                         ------------ ------- -------- --------- --------- ------- -------- ------
                            $ (96)     $611     $ 39     $(247)     $(8)    $--     $ --    $7,955
                         ============ ======= ======== ========= ========= ======= ======== ======
LIABILITIES AND EQUITY
Debt(J).................    $ (68)     $323     $--      $ --      $--      $ --    $ --    $4,979
Convertible debt
 obligation to Host
 Marriott Corporation...      --        --       --        --       --       --       --       567
Accounts payable and
 accrued expenses.......        4         9      --        --       --       --       --        60
Deferred income taxes...        6       --       --        --       --       --      (195)     275
Other liabilities.......      (38)      (21)      (6)      --       --       320      --       692
                         ------------ ------- -------- --------- --------- ------- -------- ------
Total liabilities.......      (96)      311       (6)      --       --       320     (195)   6,573
Convertible Preferred
 Securities.............      --        --       --        --       --       --       --       --
Limited Partner
 interests of third
 parties at redemption
 value (on a pro forma
 basis 75.1 million OP
 Units
 outstanding)(K)........      --        300       45       --       --       --       --     1,001
Equity
 General Partner (on a
  pro forma basis .2
  million OP Units
  outstanding)(K)
 Limited Partner
  interests of Host REIT
  (on a pro forma basis
  204.3 million OP Units
  outstanding)(K)........     --        --       --       (247)      (8)    (320)     195      381
                         ------------ ------- -------- --------- --------- ------- -------- ------
                            $ (96)     $611     $ 39     $(247)    $ (8)    $--     $ --    $7,955
                         ============ ======= ======== ========= ========= ======= ======== ======
Book value per OP Unit                                                                      $ 4.95
                                                                                            ======

              See Notes to the Unaudited Pro Forma Balance Sheet.

                  NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                    100% PARTICIPATION WITH NO NOTES ISSUED

  A. Represents the adjustment to record the spin-off of Crestline and:

  .  Reduce property and equipment by $649 million
  . Reduce receivables by $3 million related to certain Crestline notes held by the Operating Partnership
  .  Reduce due from managers by $5 million
  .  Increase other assets by $2 million
  . Reduce cash, cash equivalents and short-term marketable securities by $27 million
  .  Reduce debt by $213 million
  .  Reduce accounts payable and accrued expenses by $23 million
  .  Reduce deferred income taxes by $62 million
  .  Reduce other liabilities by $10 million
  .  Reduce equity by $391 million
  . Eliminate the $550 million Convertible Preferred Securities of Host Marriott which remain an obligation of Host REIT
  . Record the $567 million of Convertible Debt Obligation to Host Marriott which is eliminated in consolidation on the historical financial statements of Host Marriott Corporation

  B. Represents the adjustment to record the Blackstone Acquisition of 12 full-service properties (5,520 rooms) and a mortgage note secured by a thirteenth full-service property including the issuance of 47.5 million OP Units as determined through negotiations between the Operating Partnership and
Blackstone:

  .  Record property and equipment of $1,449 million
  .  Record mortgage note receivable of $66 million
  .  Record increase in due from managers of $5 million
  .  Record the use of cash of $226 million
  .  Record the assumption of mortgage debt of $638 million
  . Record the issuance of 47.5 million OP Units (including OP Units estimated to be issued in April 1999) at an estimated price of $12.50 per OP Unit, plus $1.00 per unit for 41.5 million OP Units for the Special Dividend, plus the issuance of 1.4 million shares of Crestline at an estimated share price of $15.10 with a total estimated fair value of $656 million.

  The purchase price of the Blackstone properties and mortgage note was determined based on the estimated fair value of the 47.5 million OP Units and the 1.4 million shares of Crestline expected to be issued. The number of units to be issued will not increase or decrease depending on the stock price of Host Marriott at the time of closing of the acquisition, but the actual number of units to be issued will depend upon certain prorations and closing adjustments and on the deemed value of the Initial E&P Distribution which the Blackstone Entities are not entitled to receive (which will be determined 91 days after closing).

  C. Represents the adjustment to record the Series C Senior Note Offering:

  . Record the issuance of $500 million of notes, net of the discount of approximately $2 million at issuance, and the repayment of approximately $423 million of debt
  . Record the deferred financing fees of $10 million

The remaining proceeds will be utilized to pay the approximate $75 million in REIT conversion expenses

  D. Represents the adjustment to record the investment in the Non-Controlled Subsidiaries and to reflect the sale of certain hotel furniture and equipment to the Non-Controlled Subsidiaries:

  . Record decrease in property and equipment of $(212) million, including $75 million of hotel furniture and equipment sold to the Non-Controlled Subsidiaries
  . Record receivable from Non-Controlled Subsidiaries for the furniture and equipment loan of $75 million, and transfer of other notes totaling $34 million

  .  Record decrease in due from managers of $1 million
  .  Record investment in the Non-Controlled Subsidiaries of $14 million
  .  Record increase in other assets of $3 million
  .  Record decrease in cash of $9 million
  . Record decrease in debt of $68 million of debt transferred to the Non-Controlled Subsidiaries
  . Record increase in accounts payable and accrued expenses of $4 million . Record increase in deferred taxes of $6 million
  .  Record decrease in other liabilities of $38 million

  E. Represents the adjustment to record the Mergers:

  .  Record property and equipment of $572 million
  .  Record decrease in notes receivable of $3 million
  .  Record increase in due from managers of $12 million
  .  Record other assets of $23 million
  .  Record cash of $7 million
  .  Record debt of $323 million
  .  Record accounts payable and accrued expenses of $9 million
  .  Record decrease in other liabilities of $21 million
  . Record the issuance of 24.0 million OP Units totaling approximately $300 million

  The purchase price and number of OP Units expected to be issued to the limited partners of each Partnership is (in millions, except OP Units in thousands):

                                                                    INCREASE TO
                                                PURCHASE NUMBER OF   PROPERTY
                                                 PRICE   OP UNITS  AND EQUIPMENT
                                                -------- --------- -------------
   Atlanta Marquis.............................   $ 24     1,921       $ 24
   Desert Springs..............................     37     2,943         36
   Hanover.....................................      5       434          5
   MHP.........................................     85     6,817         66
   MHP II......................................     84     6,674         78
   Chicago Suites..............................     11       891         38
   MDAH........................................     45     3,595        162
   PHLP........................................      9       725        163
                                                  ----    ------       ----
                                                  $300    24,000       $572
                                                  ====    ======       ====

  The number of OP Units was determined based on the purchase price and an estimated price of an OP Unit of $12.50 which is based upon the recent trading range of Host Marriott Corporation's stock as adjusted for the dividend of Crestline and the Special Dividend to its shareholders. The purchase price was determined based on the fair market value of the net assets to be acquired.

  The purchase price for minority interests (Atlanta Marquis, Desert Springs, Hanover, MHP and MHP2) was allocated to property to the extent that the purchase price exceeded the minority interest liability recorded. The purchase price for the other three partnerships that are presently not consolidated was allocated in accordance with APB Opinion No. 16 with the debt of each partnership recorded at estimated fair value, all assets and liabilities, except for property being recorded at historical carrying values of each partnership with the residual allocated to property. The amounts allocated to property are in all cases less than estimated current replacement cost.

  F. Represents the adjustment to record the purchase of the remaining minority interests in four Private Partnerships:

  .  Record property and equipment of $61 million
  .  Record decrease in other assets of $11 million
  .  Record use of cash of $11 million
  .  Record decrease in minority interest liabilities of $6 million
  . Record the issuance of 3.6 million OP Units totaling approximately $45 million

  G. Represents the estimated $247 million cash payment of the Special Dividend to shareholders of Host Marriott and the Blackstone Entities as partial consideration for the Blackstone Acquisition, which when combined with the value of the Crestline common stock to be distributed to shareholders of Host (estimated to be approximately $1.53 per share for a total Initial E&P Distribution of approximately $2.53 per share) will represent the Initial E&P Distribution. The aggregate value of the Crestline common stock and the Special Dividend to be distributed to Host stockholders (and the Blackstone Entities) in connection with the Initial E&P Distribution and the Blackstone Acquisition is currently estimated to be approximately $582 million, of which approximately $247 million is expected to be represented by the Special Dividend.(/1/)

  H. Represents the adjustment to record the transfer of working capital to Crestline related to the leasing of the Operating Partnership's hotels by decreasing working capital and recording a receivable from the lessee of $85 million and the adjustment to record deferred revenue of $320 million in connection with the application of EITF 98-9 to the Operating Partnership's rental income.

  I. Represents the adjustment to record the effect on deferred taxes for the change in tax status resulting from the REIT Conversion by decreasing deferred taxes and increasing equity by $195 million.

  J. The Operating Partnership's pro forma aggregate debt maturities at September 11, 1998, excluding $8 million of capital lease obligations and the $8 million debt discount recorded in conjunction with the Senior Notes Refinancing, are (in millions):

   1998.................................................................. $  236
   1999..................................................................    130
   2000..................................................................    133
   2001..................................................................     98
   2002..................................................................    148
   Thereafter............................................................  4,801
                                                                          ------
                                                                          $5,546
                                                                          ======

  K. The estimated number of OP Units includes the following (in millions):

   Limited Partner interests of Host REIT................................. 204.3
   General Partner interests of Host REIT.................................   0.2
   Limited Partner interests of Partnerships..............................  24.0
   Limited Partner interests of Private Partnerships......................   3.6
   Limited Partner interests of Blackstone Group..........................  47.5
                                                                           -----
     Total OP Units....................................................... 279.6
                                                                           =====

  L. Represents the adjustment to record the contribution of $15 million in cash to Crestline as a reduction in equity and to record the sale of an investment of approximately $7 million in a joint venture which holds a mortgage note of approximately $130 million from a consolidated subsidiary of Host.
--------
(1) The amount of earnings and profit distribution shown reflects only the estimated distribution to be made in connection with the REIT Conversion. The actual amount of the distribution will be based in part upon the estimated amount of Host's accumulated earnings and profits for tax purposes. To the extent that the distributions made in connection with the Initial E&P Distribution are not sufficient to eliminate Host's estimated accumulated earnings and profits, Host REIT will make one or more additional taxable distributions to its shareholders (in the form of cash or securities) prior to the last day of its first full taxable year as a REIT (currently expected to be December 31, 1999) in an amount intended to be sufficient to eliminate such earnings and profits, and the Operating Partnership will make corresponding distributions to all holders of OP Units (including Host REIT) in an amount sufficient to permit Host REIT to make such additional distributions.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                           FIRST THREE QUARTERS 1998
                    100% PARTICIPATION WITH NO NOTES ISSUED
             (IN MILLIONS, EXCEPT PER OP UNIT AMOUNTS AND RATIOS)

                                                       ACQUISITIONS, DISPOSITIONS AND OTHER ACTIVITIES
                                                      ------------------------------------------------------------
                                   A                       B              C                E               G
                     HOST                     HOST                                                        DEBT
                   MARRIOTT                 MARRIOTT                    1998                           ISSUANCE,
                  CORPORATION DISTRIBUTION   HOTELS    BLACKSTONE     ACQUISI-                        REPAYMENT &
                  HISTORICAL   ADJUSTMENT  HISTORICAL ACQUISITION       TIONS        DISPOSITIONS     REFINANCING
                  ----------- ------------ ---------- ------------    -----------    -------------    ------------
REVENUE
Rental
 revenues.......     $ --         $--        $ --        $       --    $       --       $       --       $       --
Hotel revenues..       922         --          922               122            43               (6)             --
Equity in
 earnings
 (losses) of
 affiliates.....         1         --            1               --            --               --               --
Other revenues..       117         (58)         59               --            --               (50)             --
                     -----        ----       -----       -----------   -----------      -----------      -----------
Total revenues..     1,040         (58)        982               122            43              (56)             --
                     -----        ----       -----       -----------   -----------      -----------      -----------
OPERATING COSTS
 AND EXPENSES
Hotels..........       502         --          502                70            23               (3)             --
Other...........        45         (30)         15               --            --               --               --
                     -----        ----       -----       -----------   -----------      -----------      -----------
Total operating
 costs and
 expenses.......       547         (30)        517                70            23               (3)             --
                     -----        ----       -----       -----------   -----------      -----------      -----------
OPERATING
 PROFIT.........       493         (28)        465                52            20              (53)             --
Minority
 interest.......       (36)        --          (36)              --             (1)               1              --
Corporate
 expenses.......       (33)          3         (30)              --            --               --               --
REIT Conversion
 expenses.......       (14)        --          (14)              --            --               --               --
Interest
 expense........      (245)         (8)       (253)              (35)           (1)               1              (27)
Dividends on
 Convertible
 Preferred
 Securities.....       (26)         26         --                --            --               --               --
Interest
 income.........        36           2          38                (6)          (16)              (1)             --
                     -----        ----       -----       -----------   -----------      -----------      -----------
Income (loss)
 before income
 taxes..........       175          (5)        170                11             2              (52)             (27)
Benefit
 (provision) for
 income taxes...       (75)          3         (72)               (4)           (1)              21               11
                     -----        ----       -----       -----------   -----------      -----------      -----------
Income (loss)
 before
 extraordinary
 items..........     $ 100        $ (2)      $  98       $         7   $         1      $       (31)     $       (16)
                     =====        ====       =====       ===========   ===========      ===========      ===========
Basic loss per
 OP Unit........
Ratio of
 earnings to
 fixed charges..      1.7x                    1.8x
                     =====                   =====
Deficiency of
earnings to
fixed charges
                                     MERGERS AND REIT CONVERSION ACTIVITIES
                  ------------------------------------------------------------------------------
                      H         J         K              L           P/N       I/M        O
                     NON-                            EARNINGS       OTHER     LEASE     INCOME
                  CONTROLLED           PRIVATE       & PROFITS       REIT    CONVER-     TAX      PRO
                  SUBSIDIARY MERGERS PARTNERSHIPS DISTRIBUTION(1) ACTIVITIES  SION    ADJUSTMENT FORMA
                  ---------- ------- ------------ --------------- ---------- -------- ---------- ------
REVENUE
Rental
 revenues.......    $ --      $ --      $ --           $ --         $ --     $   563    $ --     $ 563
Hotel revenues..      (14)       56       --             --           --      (1,123)     --       --
Equity in
 earnings
 (losses) of
 affiliates.....       (3)      --        --             --           --         --       --        (2)
Other revenues..       (5)      --        --             --           --         --       --         4
                  ---------- ------- ------------ --------------- ---------- -------- ---------- ------
Total revenues..      (22)       56       --             --           --        (560)     --       565
                  ---------- ------- ------------ --------------- ---------- -------- ---------- ------
OPERATING COSTS
 AND EXPENSES
Hotels..........      (12)       37         2            --           --        (207)     --       412
Other...........      --        --        --             --           --         --       --        15
                  ---------- ------- ------------ --------------- ---------- -------- ---------- ------
Total operating
 costs and
 expenses.......      (12)       37         2            --           --        (207)     --       427
                  ---------- ------- ------------ --------------- ---------- -------- ---------- ------
OPERATING
 PROFIT.........      (10)       19        (2)           --           --        (353)     --       138
Minority
 interest.......        3        18         1            --           --         --       --       (14)
Corporate
 expenses.......      --        --        --             --           --         --       --       (30)
REIT Conversion
 expenses.......      --        --        --             --            14        --       --       --
Interest
 expense........        3       (21)      --             --           --         --       --      (333)
Dividends on
 Convertible
 Preferred
 Securities.....      --        --        --             --           --         --       --       --
Interest
 income.........        2         1       --              (5)          (2)         7      --        18
                  ---------- ------- ------------ --------------- ---------- -------- ---------- ------
Income (loss)
 before income
 taxes..........       (2)       17        (1)            (5)          12       (346)     --      (221)
Benefit
 (provision) for
 income taxes...        1        (7)      --               2           (5)       138      (73)      11
                  ---------- ------- ------------ --------------- ---------- -------- ---------- ------
Income (loss)
 before
 extraordinary
 items..........    $  (1)    $  10     $  (1)         $  (3)       $   7    $  (208)   $ (73)   $(210)
                  ========== ======= ============ =============== ========== ======== ========== ======
Basic loss per
 OP Unit........                                                                                 $(.75)
                                                                                                 ======
Ratio of
 earnings to
 fixed charges..                                                                                   N/A
                                                                                                 ======
Deficiency of
earnings to
fixed charges                                                                                    $(203)
                                                                                                 ======

        See Notes to the Unaudited Pro Forma Statements of Operations.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                               FISCAL YEAR 1997
                    100% PARTICIPATION WITH NO NOTES ISSUED
             (IN MILLIONS, EXCEPT PER OP UNIT AMOUNTS AND RATIOS)

                                                           ACQUISITIONS, DISPOSITIONS AND OTHER ACTIVITIES
                                                          --------------------------------------------------
                                       A                       B           C            D            E
                         HOST                     HOST
                       MARRIOTT   DISTRIBUTION  MARRIOTT
                      CORPORATION   ADJUST-      HOTELS   BLACKSTONE      1998         1997
                      HISTORICAL      MENT     HISTORICAL ACQUISITION ACQUISITIONS ACQUISITIONS DISPOSITIONS
                      ----------- ------------ ---------- ----------- ------------ ------------ ------------
REVENUE
Rental
 revenues.......        $  --        $ --        $  --       $ --        $ --         $ --         $ --
Hotel revenues..         1,093         --         1,093        148         112           89          (23)
Equity in
 earnings of
 affiliates.....             5         --             5        --          --           --           --
Other revenues..            49         (37)          12        --          --                        --
                        ------       -----       ------      -----       -----        -----        -----
Total revenues..         1,147         (37)       1,110        148         112           89          (23)
                        ------       -----       ------      -----       -----        -----        -----
OPERATING COSTS
 AND EXPENSES
Hotels..........           649         --           649        101          62           42          (10)
Other...........            49         (20)          29        --          --           --           --
                        ------       -----       ------      -----       -----        -----        -----
Total operating
 costs and
 expenses.......           698         (20)         678        101          62           42          (10)
                        ------       -----       ------      -----       -----        -----        -----
OPERATING
 PROFIT.........           449         (17)         432         47          50           47          (13)
Minority
 interest.......           (32)        --           (32)       --           (4)           5           (1)
Corporate
 expenses.......           (47)          2          (45)       --          --           --           --
Interest
 expense........          (302)        (23)        (325)       (51)        (12)         (12)           3
Dividends on
 Convertible
 Preferred
 Securities.....           (37)         37          --         --          --           --           --
Interest
 income.........            52         --            52         (7)        (14)         (14)         --
                        ------       -----       ------      -----       -----        -----        -----
Income (loss) before
 income taxes...            83          (1)          82        (11)         20           26          (11)
Benefit
 (provision) for
 income taxes...           (36)          1          (35)         4          (8)         (10)           4
                        ------       -----       ------      -----       -----        -----        -----
Income (loss)
 before
 extraordinary
 items .........        $   47       $ --        $   47      $  (7)      $  12        $  16        $  (7)
                        ======       =====       ======      =====       =====        =====        =====
Basic loss per
OP Unit.........
Ratio of
earnings to
fixed charges...          1.3x                     1.3x
                        ======                   ======
                                           MERGERS AND REIT CONVERSION ACTIVITIES
                      ----------------------------------------------------------------------------------
                           F/G          H         J       K         L                  I/M        O        Q
                          DEBT                                  EARNINGS
                        ISSUANCE,      NON-            PRIVATE  & PROFITS             LEASE     INCOME
                        REPAYMENT   CONTROLLED         PARTNER-  DISTRI-  OTHER REIT CONVER-     TAX      PRO
                      & REFINANCING SUBSIDIARY MERGERS  SHIPS   BUTION(1) ACTIVITIES  SION    ADJUSTMENT FORMA
                      ------------- ---------- ------- -------- --------- ---------- -------- ---------- -------
REVENUE
Rental
 revenues.......          $ --        $ --      $ --    $ --      $ --      $ --     $ 1,156    $ --     $1,156
Hotel revenues..            --          (17)       74     --        --        --      (1,476)     --        --
Equity in
 earnings of
 affiliates.....            --          (12)      --      --        --        --         --       --         (7)
Other revenues..            --           (9)      --      --        --        --         --       --          3
                      ------------- ---------- ------- -------- --------- ---------- -------- ---------- -------
Total revenues..            --          (38)       74     --        --        --        (320)     --      1,152
                      ------------- ---------- ------- -------- --------- ---------- -------- ---------- -------
OPERATING COSTS
 AND EXPENSES
Hotels..........            --           (9)       52       2       --        --        (275)     --        614
Other...........            --          (18)      --      --        --        --         --       --         11
                      ------------- ---------- ------- -------- --------- ---------- -------- ---------- -------
Total operating
 costs and
 expenses.......            --          (27)       52       2       --        --        (275)     --        625
                      ------------- ---------- ------- -------- --------- ---------- -------- ---------- -------
OPERATING
 PROFIT.........            --          (11)       22      (2)      --        --         (45)     --        527
Minority
 interest.......            --            4        17       1       --        --         --       --        (10)
Corporate
 expenses.......            --            1       --      --        --        --         --       --        (44)
Interest
 expense........            (62)          5       (25)    --        --        --         --       --       (479)
Dividends on
 Convertible
 Preferred
 Securities.....            --          --        --      --        --        --         --       --        --
Interest
 income.........             (3)          4         1     --         (8)      --          10      --         21
                      ------------- ---------- ------- -------- --------- ---------- -------- ---------- -------
Income (loss) before
 income taxes...            (65)          3        15      (1)       (8)      --         (35)     --         15
Benefit
 (provision) for
 income taxes...             26          (3)       (6)    --          3       --          14       10        (1)
                      ------------- ---------- ------- -------- --------- ---------- -------- ---------- -------
Income (loss)
 before
 extraordinary
 items .........          $ (39)      $ --      $   9    $ (1)     $ (5)     $--     $   (21)   $  10        14
                      ============= ========== ======= ======== ========= ========== ======== ========== =======
Basic loss per
OP Unit.........                                                                                         $  .05
                                                                                                         =======
Ratio of
earnings to
fixed charges...                                                                                            1.1x
                                                                                                         =======

        See Notes to the Unaudited Pro Forma Statements of Operations.

             NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
               ASSUMING 100% PARTICIPATION WITH NO NOTES ISSUED

  A. Represents the adjustment to reduce revenues, operating expenses, corporate expenses, interest expense, interest income and income taxes for the spin-off of Crestline.

  B. Represents the adjustment to record the historical revenues, operating expenses, interest expense, income taxes and to reduce interest income associated with the acquisition of the equity and debt interests for the Blackstone Acquisition.

  C. Represents the adjustment to record the historical revenues, operating expenses, minority interest, interest expense, income taxes and to reduce interest income associated with the 1998 acquisition of, or purchase of controlling interests in 11 full-service properties.

  D. Represents the adjustment to record the historical revenues, operating expenses, minority interest, interest expense, income taxes and to reduce interest income associated with the 1997 acquisition of, or purchase of controlling interests in, 18 full-service properties.

  E. Represents the adjustment to record historical revenues, operating expenses, minority interest, interest expense, income taxes and to reduce interest income for the 1998 sale of the New York Marriott East Side and the Napa Valley Marriott, including the elimination of the non-recurring gains on the sales totalling $50 million and related taxes of $20 million in 1998.

  F. Represents the adjustment to reduce the interest expense, interest income and to record income taxes associated with the refinancing or payoff of mortgage debt for three full-service properties (Marriott's Orlando World Center, the Philadelphia Marriott and the San Francisco Marriott).

  G. Represents the adjustment to record interest expense and related amortization of deferred financing fees, reduce interest income, and to record income taxes as a result of the Senior Note Refinancing and the Series C Senior Notes Offering. The net adjustment of $27 million for the First Three Quarters 1998 is comprised of $85 million of interest expense related to the New Senior Notes (including deferred financing fee amortization of $3 million), $20 million of net interest expense related to the New Credit Facility (including deferred financing fee amortization of $2 million) plus $30 million of interest expense related to the Series C Senior Notes Offering (including deferred financing fee amortization of $.7 million), less $88 million of interest expense related to the Old Senior Notes (including deferred financing fee amortization of $2 million) less $20 million of interest expense related to the mortgage debt refinanced in conjunction with the Series C Senior Note Offering. The net adjustment of $62 million for fiscal year 1997 is comprised of $139 million of interest expense related to the New Senior Notes (including deferred financing fee amortization of $4 million), $25 million of interest expense related to the New Credit Facility (including deferred financing fee amortization of $2 million) plus $43 million of interest expense related to the Series C Senior Notes Offering (including deferred financing fee amortization of $1 million), less $116 million of interest expense related to the Old Senior Notes (including deferred financing fee amortization of $3 million) less $29 million of interest expense related to the mortgage debt refinanced in conjunction with the Series C Senior Note Offering. The adjustment excludes the extraordinary loss of $148 million, net of taxes, related to the Senior Note Refinancing resulting from the write-off of deferred financing fees and the payment of bond tender and consent fees.

  H. Represents the adjustment for revenues, operating expenses, minority interest, interest expense, corporate expenses, income taxes and interest income to deconsolidate the Non-Controlled Subsidiaries and reflect the Operating Partnership's share of income as equity in earnings of affiliate.

  I. Represents the adjustment to reduce depreciation expense of $7 million and $11 million for First Three Quarters 1998 and fiscal year 1997 related to certain furniture and equipment sold to the Non-Controlled Subsidiary, record interest income of $4 million and $5 million for First Three Quarters 1998 and fiscal year 1997 earned on the 7%, $75 million in notes from the Non-Controlled Subsidiaries and reduce the lease payment to the Operating Partnership from the Lessee.

  J. Represents the adjustment to record the historical revenues, operating expenses, minority interest, interest expense, interest income and income taxes associated with the Mergers, including three partnerships not previously consolidated by the Operating Partnership.

  K. Represents the adjustment to record additional depreciation expense and the decrease in minority interest expense related to the purchase of the remaining minority interests in the Private Partnerships.

  L. Represents the adjustment to reduce interest income and income taxes for the estimated $247 million cash payment of the Special Dividend to shareholders of Host Marriott (and the Blackstone Entities).

  M. Represents the adjustment to remove hotel revenues, management fees and other expenses of $224 million and $288 million, respectively, for First Three Quarters 1998 and fiscal year 1997, and to record rental revenues associated with the leasing of certain hotel properties to Crestline and other lessees and interest income of $3 million and $5 million for First Three Quarters 1998 and fiscal year 1997 earned on the 6%, $85 million in notes from Crestline. First Three Quarters 1998 included a $320 million reduction to rental income to record deferred revenue for percentage rents in accordance with EITF 98-9. Management believes the change to the lease structure described above will not impact hotel operating results because the hotel manager and asset management function will remain unchanged. Rental revenues under the Leases are based on the greater of Percentage Rent or Minimum Rent. Except as noted total rent in the pro forma statement of operations is calculated based on the historical gross sales of the property and the negotiated rental rates and thresholds by property as if the leases were entered into on the first day of fiscal year 1997. There are generally three sales categories utilized in the rent calculation: rooms, food and beverage and other. For rooms and food and beverage, there are three tiers of rent with two thresholds, while the other category generally has two tiers of rent and one threshold. The percentage rent thresholds are increased annually on the first day of each year after the initial lease year based on a blended increase of the Consumer Price Index ("CPI") and a wage and benefit index. For purposes of the pro formas, 1997 is the assumed initial lease year and the blended increase applied to the thresholds at January 3, 1998 is assumed to be 3%. Minimum rent is expressed as a fixed dollar amount that increases annually on the first day of each year after the initial lease year as 50% of the CPI increase. Accordingly, the 1998 rent thresholds and minimum rent included in the pro formas were adjusted as of January 3, 1998 for the 1997 increases in the indices. Rental revenues is recognized only for leases to be executed with Crestline at or prior to completion of the REIT Conversion. The execution of the leases is dependent upon the distribution of the Crestline common stock to the Host's stockholders, and to certain contingencies that are outside the control of the Operating Partnership, including consent of shareholders, lenders, debt holders, partners and ground lessors of Host. The Operating Partnership believes that negotiations with third parties to complete the REIT Conversion will not result in any material change to the leases. The table below details gross sales, minimum rent and total rent for all full-service properties to be leased and summarized amounts for the limited-service properties to be subleased:

                              FISCAL YEAR 1997     FIRST THREE QUARTERS 1998
                             ------------------- ------------------------------
                                                                       TOTAL
                             GROSS MINIMUM TOTAL GROSS MINIMUM TOTAL    RENT
PROPERTY                     SALES  RENT   RENT  SALES  RENT   RENT  RECOGNIZED
--------                     ----- ------- ----- ----- ------- ----- ----------
                                          (IN MILLIONS)
Grand Hotel Resort and Golf
 Club......................  $23.4  $2.8   $4.2  $18.0  $2.0   $3.7     $2.0
Scottsdale Suites..........   11.9   3.0    5.0    8.2   2.1    3.4      2.1
The Ritz-Carlton, Phoenix..   23.3   4.6    7.2   17.3   3.2    5.5      3.2
Coronado Island Resort.....   22.0   2.1    2.1   16.2   1.5    3.6      1.5
Costa Mesa Suites..........    9.7   1.9    3.3    7.2   1.3    2.3      1.3
Desert Springs Resort and
 Spa.......................  103.3  21.3   30.3   80.3  15.0   22.6     15.0
Manhattan Beach............   16.3   2.4    4.8   12.2   1.7    3.6      1.7
Marina Beach ..............   21.1   4.6    7.1   16.9   3.2    6.2      3.2
Newport Beach..............   33.5   5.5    8.7   24.0   3.9    6.8      3.9
Newport Beach Suites.......   11.0   2.6    4.1    8.0   1.8    3.0      1.8
Ontario Airport............   12.1   1.8    3.4    8.3   1.3    2.2      1.3
San Diego Marriott Hotel
 and Marina................  103.3  38.0   39.6   78.6  26.7   31.1     26.7
San Diego Mission Valley...   16.7   3.4    5.1   12.6   2.4    5.6      2.5
San Francisco Airport......   43.8   8.2   13.2   32.2   5.8    9.5      5.8
San Francisco Fisherman's
 Wharf.....................   17.8   4.0    6.4   12.1   2.8    4.3      2.8
San Francisco Moscone
 Center....................  120.2  20.7   37.9   90.5  14.6   28.5     14.6
San Ramon..................   19.7   4.4    5.1   14.4   3.1    4.0      3.1
Santa Clara................   47.3   7.8   16.5   37.2   5.5   13.5      8.8
The Ritz-Carlton, Marina
 del Rey...................   32.4   5.5   10.8   23.4   3.9    7.9      3.9
The Ritz-Carlton, San
 Francisco.................   50.1   9.6   14.7   34.2   6.7   10.3      6.7
Torrance...................   20.5   2.3    3.5   15.0   1.6    5.1      1.6
Denver Southeast...........   21.5   3.0    6.2   14.9   2.1    4.1      2.1
Denver Tech Center.........   26.8   5.1    8.3   20.1   3.6    6.0      3.6
Denver West................   13.7   1.8    4.0    9.6   1.2    2.7      1.7
Marriott's Mountain Resort
 at Vail...................   17.6   3.0    5.1   14.1   2.1    4.5      2.1
Hartford/Farmington........   18.4   3.5    4.7   13.4   2.4    3.5      2.4
Hartford/Rocky Hill........   11.6   1.5    2.7    8.5   1.1    2.0      1.1
Fort Lauderdale Marina.....   28.5   4.3    7.9   20.4   3.0    5.7      3.2
Harbor Beach Resort(2).....   58.1  16.5   19.3   43.2  11.6   14.0     11.6
Jacksonville...............   11.8   1.8    3.6    8.0   1.2    2.4      1.2
Miami Airport..............   29.7   3.9    8.4   21.6   2.8    6.1      2.9
Orlando World Center.......  128.2  23.5   39.6   98.7  16.5   30.4     18.3
Palm Beach Gardens.........   11.8   1.9    3.7    8.5   1.4    3.0      1.4
Singer Island (Holiday
 Inn)......................    6.6   1.4    2.5    5.2   1.0    2.1      1.0
Tampa Airport..............   17.1   1.6    3.5   13.1   1.1    2.7      1.1
Tampa Westshore............   15.0   1.8    3.6   10.8   1.3    2.6      1.3

                                FISCAL YEAR 1997          FIRST THREE QUARTERS 1998
                            ------------------------- ----------------------------------
                                                                                TOTAL
                             GROSS   MINIMUM  TOTAL    GROSS   MINIMUM TOTAL     RENT
PROPERTY                     SALES    RENT     RENT    SALES    RENT    RENT  RECOGNIZED
--------                    -------- ------- -------- -------- ------- ------ ----------
                                              (IN MILLIONS)
The Ritz-Carlton, Naples..  $   66.4 $ 18.1  $   23.3 $   53.1 $  12.7 $ 18.0   $ 12.7
Atlanta Marriott Marquis..      85.4   21.3      33.3     58.6    15.0   25.6     15.0
Atlanta Midtown Suites....      10.5    1.8       3.5      7.8     1.3    2.6      1.3
Atlanta Norcross..........       7.6    1.0       1.7      5.6     0.7    1.2      0.7
Atlanta Northwest.........      14.9    2.7       4.3     11.3     1.9    3.3      1.9
Atlanta Perimeter.........      16.6    2.5       4.5     12.6     1.7    3.5      1.7
JW Marriott Hotel at
 Lenox....................      24.8    3.7       6.8     17.7     2.6    5.0      2.6
The Ritz-Carlton,
 Atlanta..................      30.2    5.8       8.8     21.7     4.1    6.8      4.1
The Ritz-Carlton,
 Buckhead.................      49.3   13.1      16.3     35.8     9.2   11.7      9.2
Chicago/Deerfield Suites..      10.2    1.8       3.1      7.4     1.3    2.3      1.3
Chicago/Downers Grove
 Suites...................       9.0    1.8       2.9      6.7     1.3    2.2      1.3
Chicago/Downtown
 Courtyard................      16.3    3.1       4.9     12.2     2.2    3.9      2.2
Chicago O'Hare............      40.0    5.5      11.5     28.8     3.9    8.2      3.9
South Bend................       9.9    1.1       2.1      7.0     0.8    1.5      0.8
New Orleans ..............      66.4   17.5      21.8     47.6    12.3   15.8     12.3
Bethesda..................      23.2    3.2       5.6     17.3     2.2    4.1      2.2
Gaithersburg/Washingtonian
 Center...................      13.2    2.4       3.8      9.7     1.7    2.8      1.7
Boston/Newton.............      27.4    4.8       7.8     19.1     3.4    5.5      3.4
Detroit Romulus...........       8.8    1.1       1.8      6.6     0.8    1.4      0.8
The Ritz-Carlton,
 Dearborn.................      25.7    3.6       5.5     17.7     2.5    4.0      2.5
Minneapolis/Bloomington...      20.2    3.3       6.5     13.8     2.3    4.7      3.1
Minneapolis City Center...      27.5    3.7       7.5     20.4     2.4    5.2      2.4
Minneapolis Southwest.....      14.9    2.7       4.8     10.1     1.9    4.0      1.9
Kansas City Airport.......      14.3    1.7       3.7      9.9     1.2    2.5      1.2
Nashua....................       7.5    0.8       1.3      5.3     0.5    0.9      0.5
Hanover...................      22.5    4.7       6.6     15.1     3.3    4.3      3.9
Newark Airport............      39.4    6.5      11.8     29.2     4.6    8.6      4.6
Park Ridge................      16.0    2.5       4.0     11.9     1.7    4.2      1.7
Saddle Brook..............      10.7    1.3       2.1      7.8     0.9    1.7      0.9
Albany....................      18.5    3.5       6.1     12.4     2.5    5.2      2.7
New York Marriott
 Financial Center.........      39.6    7.7      13.2     29.1     5.4   10.1      5.4
New York Marriott
 Marquis..................     210.3   40.0      60.8    155.4    29.7   47.6     29.7
Marriott World Trade
 Center...................      65.4   12.2      19.4     49.1     8.6   14.9      8.6
Charlotte Executive Park..      14.0    2.3       3.7      9.8     1.6    2.6      1.6
Raleigh Crabtree Valley...      14.9    2.4       3.9     10.9     1.7    2.8      1.7
Oklahoma City.............      15.6    2.0       3.8     10.4     1.4    2.4      1.4
Oklahoma City Waterford...       9.1    1.5       2.7      6.1     1.0    1.7      1.0
Portland..................      26.4    4.1       7.5     17.6     2.9    4.8      2.9
Philadelphia (Convention
 Center)..................      80.7   14.2      25.0     58.2    10.0   17.8     10.0
Philadelphia Airport......      25.0    4.1       7.6     18.6     2.9    5.6      2.9
Pittsburgh City Center....      16.4    1.9       3.0     11.1     1.3    2.2      1.3
Memphis...................      10.6    1.5       3.2      5.7     1.0    1.8      1.0
Dallas/Fort Worth.........      28.9    5.9       9.3     21.9     4.1    7.0      4.1
Dallas Quorum.............      25.7    4.2       8.2     18.3     3.0    5.8      3.7
El Paso...................      11.6    0.9       2.3      7.8     0.6    1.4      0.6
Houston Airport ..........      21.6    2.8       6.0     16.9     2.0    4.6      2.7
JW Marriott Houston.......      27.2    5.0       8.0     20.1     3.5    5.9      3.5
Plaza San Antonio.........      13.8    2.9       4.6      9.7     2.0    3.3      2.0
San Antonio Rivercenter...      68.9   17.5      24.5     49.3    12.3   17.8     12.3
San Antonio Riverwalk.....      29.3    6.1      10.3     21.7     4.3    7.6      4.4
Salt Lake City............      28.5    5.6       9.5     21.1     3.9    7.2      4.2
Dulles Airport............      14.6    1.8       4.0     10.9     1.2    3.0      1.7
Key Bridge................      29.4    5.6      10.2     21.2     3.9    7.4      3.9
Norfolk Waterside.........      18.1    3.3       5.4     12.8     2.4    3.8      2.4
Pentagon City Residence
 Inn......................      11.7    3.5       5.5      8.7     2.5    4.2      2.5
The Ritz-Carlton, Tysons
 Corner...................      34.4    5.9       9.8     24.9     4.1    7.3      4.1
Washington Dulles Suites..      10.3    2.5       4.0      7.8     1.8    3.0      1.8

                              FISCAL YEAR 1997             FIRST THREE QUARTERS 1998
                          --------------------------  -------------------------------------
                                                                                   TOTAL
                           GROSS   MINIMUM   TOTAL     GROSS   MINIMUM   TOTAL      RENT
PROPERTY                   SALES    RENT      RENT     SALES    RENT     RENT    RECOGNIZED
--------                  -------- -------  --------  -------- -------  -------  ----------
                                                  (IN MILLIONS)
Westfields..............  $   28.0 $  4.7   $    7.4  $   20.3 $  3.3   $   5.4    $  3.3
Williamsburg............      12.6    1.8        2.8       9.3    1.3       2.1       1.3
Washington Metro
 Center.................      25.2    4.5        7.3      19.2    3.2       5.3       3.2
Calgary.................      13.4    1.7        1.7       9.8    1.2       2.3       1.2
Toronto Airport.........      17.1    2.9        5.6      13.0    2.0       4.2       2.0
Toronto Eaton Centre....      21.1    6.1        7.1      16.0    4.3       5.6       4.3
Toronto Delta
 Meadowvale.............      16.1    2.6        4.9      10.6    1.9       3.1       1.9
Fairview Park...........      22.5    3.9        7.3      16.3    2.8       5.2       2.8
Dayton..................      18.2    3.2        6.0      13.4    2.3       4.3       2.3
Research Triangle Park..       9.1    1.4        2.9       6.8    1.0       2.3       1.0
Detroit Marriott
 Southfield.............       8.8    1.2        2.1       6.9    0.9       1.7       0.9
Detroit Marriott
 Livonia................      10.0    1.4        2.6       7.4    1.0       1.9       1.0
Fullerton...............       6.8    1.2        1.8       5.0    0.8       1.3       0.8
Marriott O'Hare Suites..      14.4    2.7        4.9      10.8    1.9       4.0       1.9
Albuquerque.............      16.4    3.6        3.6      11.1    2.5       2.6       2.5
Greensboro-High Point...      13.6    3.3        3.3      10.2    2.3       2.4       2.3
Houston Medical Center..      16.5    4.0        4.0      12.2    2.8       2.9       2.8
Miami Biscayne Bay......      26.8    6.5        6.6      20.5    4.5       5.1       4.5
Marriott Mountain
 Shadows Resort.........      24.1    4.4        4.5      16.9    3.1       3.1       3.1
Seattle SeaTac Airport..      23.1    6.7        6.7      17.5    4.7       5.1       4.7
Four Seasons, Atlanta...      15.6    5.8        5.9      14.2    4.1       4.5       4.1
Four Seasons,
 Philadelphia...........      41.1    7.9       12.4      30.6    5.6      10.1       5.6
Grand Hyatt, Atlanta....      25.3   10.0       10.0      22.6    7.0       8.2       7.0
Hyatt Regency,
 Burlingame.............      47.9    8.8       17.6      39.5    6.2      15.1       9.0
Hyatt Regency,
 Cambridge..............      32.4    6.7       11.9      26.8    4.7      10.4       6.1
Hyatt Regency, Reston...      30.5    6.5       11.3      24.2    4.5       9.2       4.8
Swissotel, Atlanta......      22.2    5.0        6.3      17.2    3.5       5.8       3.5
Swissotel, Boston.......      26.8    6.4        8.5      20.5    4.5       6.9       4.5
Swissotel, Chicago......      38.1   10.9       15.1      28.9    7.7      12.0       7.7
The Drake (Swissotel),
 New York...............      38.8   11.6       13.6      34.2    8.2      13.4       8.2
The Ritz-Carlton, Amelia
 Island.................      45.7   10.3       13.4      37.4    7.2      11.1       7.2
The Ritz-Carlton,
 Boston.................      40.1    6.9       10.5      31.4    4.8       8.8       4.8
Non-Controlled
 Subsidiary Rent........       --   (16.5)     (16.5)      --   (11.4)    (11.4)    (11.4)
                          -------- ------   --------  -------- ------   -------    ------
Total Full-service
 Properties.............   3,600.8  699.4    1,079.1   2,671.0  493.1     826.9     507.3
Total Courtyard
 Properties(3)..........     212.0   50.6       57.3     159.2   35.0      42.2      42.2
Total Residence
 Inns(3)................      69.9   17.2       19.6      50.6   12.0      13.9      13.9
                          -------- ------   --------  -------- ------   -------    ------
  Total.................  $3,882.7 $767.2   $1,156.0  $2,880.8 $540.1     883.0    $563.4
                          ======== ======   ========  ======== ======              ======
Less: Deferred rent
 under EITF 98-9........                                                 (319.6)
                                                                        -------
  Total rent
   recognized...........                                                $ 563.4
                                                                        =======

  N. Represents the adjustment to eliminate interest income recorded for the $92 million note receivable contributed to Crestline for the First Three Quarters 1998.

  O. Represents the adjustment to the income tax provision to reflect the REIT Conversion.

  P. Represents the adjustment to eliminate non-recurring expenses incurred in connection with the REIT Conversion. Management expects that the total estimated non-recurring expenses to be incurred will be approximately $75 million.

--------
(1) The amount of earnings and profit distribution shown reflects only the estimated distribution to be made in connection with the REIT Conversion. The actual amount of the distribution will be based in part upon the estimated amount of Host's accumulated earnings and profits for tax purposes. To the extent that the distributions made in connection with the Initial E&P Distribution are not sufficient to eliminate Host's estimated accumulated earnings and profits, Host REIT will make one or more additional taxable distributions to its shareholders (in the form of cash or securities) prior to the last day of its first full taxable year as a REIT (currently expected to be December 31, 1999) in an amount intended to be sufficient to eliminate such earnings and profits, and the Operating Partnership will make corresponding distributions to all holders of OP Units (including Host REIT) in an amount sufficient to permit Host REIT to make such additional distributions.
(2) The Harbor Beach Resort minimum and total rent is not calculated using historical gross sales but instead is based on gross profit. The total rent is greater than the amounts shown, but such difference is not material for the periods presented.

(3) The Courtyard and Residence Inn properties will be subleased by subsidiaries of the Company to subsidiaries of Crestline under sublease agreements. The owners of these properties have not yet consented to the subleases but have agreed to waive any defaults under the related leases until February 17, 1999 to provide the Company with additional time to obtain such consents (which could require modifications in the terms of the subleases or structural or other changes related thereto). The Company expects to obtain such consents during this period, but if such consents are not obtained, the Company may be required to terminate the subleases and contribute to a Non-Controlled Subsidiary its equity interests in the subsidiaries leasing these properties. This change would have the effect of reducing the Company's revenues by $54 million and $75 million for the First Three Quarters 1998 and fiscal year 1997, respectively, and increasing the Company's net income by approximately $2 million for each period. The Company does not believe that any changes that might be required to the subleases would result in material changes to the lease terms.

                       UNAUDITED PRO FORMA BALANCE SHEET
                              SEPTEMBER 11, 1998
                     100% PARTICIPATION WITH NOTES ISSUED
                     (IN MILLIONS, EXCEPT OP UNIT AMOUNTS)

                                                            ACQUISITIONS, DISPOSITIONS
                                                               AND OTHER ACTIVITIES
                                                       ------------------------------------
                                    A                       B                        C
                      HOST                     HOST                                DEBT
                    MARRIOTT                 MARRIOTT                            REPAYMENT
                   CORPORATION DISTRIBUTION   HOTELS   BLACKSTONE               &  ISSUANCE
                   HISTORICAL   ADJUSTMENT  HISTORICAL ACQUISITION ACQUISITIONS REFINANCING
                   ----------- ------------ ---------- ----------- ------------ -----------
ASSETS
Property and
 equipment,
 net............     $5,937       $(649)      $5,288     $1,449        $--         $--
Notes and other
 receivables,
 net............         32          (3)          29         66         --          --
Due from
 managers.......         88          (5)          83          5         --          --
Investments in
 affiliates.....         18         --            18        --          --          --
Other assets....        319           2          321        --          --           10
Receivable from
 Lessee for
 working
 capital........        --          --           --         --          --          --
Cash, cash
 equivalents and
 short-term
 marketable
 securities.....        575         (27)         548       (226)        --          488
                                                                                   (423)
                     ------       -----       ------     ------        ----        ----
                     $6,969       $(682)      $6,287     $1,294        $--         $ 75
                     ======       =====       ======     ======        ====        ====
LIABILITIES AND
 EQUITY
Debt(J).........     $4,224       $(213)      $4,011     $  638        $--         $498
                                                                                   (423)
                                                                                    --
Convertible debt
 obligation to
 Host Marriott
 Corporation....        --          567          567        --          --          --
Accounts payable
 and accrued
 expenses.......         70         (23)          47        --          --          --
Deferred income
 taxes..........        526         (62)         464        --          --          --
Other
 liabilities....        447         (10)         437        --          --          --
                     ------       -----       ------     ------        ----        ----
Total
 liabilities....      5,267         259        5,526        638         --           75
Convertible
 Preferred
 Securities.....        550        (550)         --         --          --          --
Limited Partner
 interests of
 third parties
 at redemption
 value (on a pro
 forma basis
 51.1 million OP
 Units
 outstanding)(K)..      --          --           --         656         --          --
Equity..........
 General Partner
  (on a proforma
  basis
  .2 million OP
  Units
  outstanding)(K)..
 Limited Partner
  interests of
  Host REIT (on
  a pro forma
  basis 204.3
  million OP
  Units
  outstanding)(K)..   1,152        (391)         761        --          --          --
                     ------       -----       ------     ------        ----        ----
                     $6,969       $(682)      $6,287     $1,294        $--         $ 75
                     ======       =====       ======     ======        ====        ====
Book value per
 OP Unit........
                                    MERGERS AND REIT CONVERSION ACTIVITIES
                   -------------------------------------------------------------------------
                       D         E         F           G          L          H        I
                                                   EARNINGS
                      NON-                         & PROFITS               LEASE   DEFERRED
                   CONTROLLED           PRIVATE    DISTRIBU- CONTRIBUTION CONVER-    TAX      PRO
                   SUBSIDIARY MERGERS PARTNERSHIPS  TION(1)  TO CRESTLINE  SION   ADJUSTMENT FORMA
                   ---------- ------- ------------ --------- ------------ ------- ---------- ------
ASSETS
Property and
 equipment,
 net............     $(212)    $530       $ 61       $ --       $ --       $--      $ --     $7,116
Notes and other
 receivables,
 net............       109       (3)       --          --         --        --        --        201
Due from
 managers.......        (1)      12        --          --         --        (85)      --         14
Investments in
 affiliates.....        14      --         --          --         --        --        --         32
Other assets....         3       23        (11)        --         --        --        --        346
Receivable from
 Lessee for
 working
 capital........       --       --         --          --         --         85       --         85
Cash, cash
 equivalents and
 short-term
 marketable
 securities.....        (9)       7        (11)       (247)       (15)      --        --        119
                                                                    7
                   ---------- ------- ------------ --------- ------------ ------- ---------- ------
                     $ (96)    $569       $ 39       $(247)        (8)     $--      $ --     $7,913
                   ========== ======= ============ ========= ============ ======= ========== ======
LIABILITIES AND
 EQUITY
Debt(J).........     $ (68)    $581       $--        $ --       $ --       $--      $ --     $5,237
Convertible debt
 obligation to
 Host Marriott
 Corporation....       --       --         --          --         --        --        --        567
Accounts payable
 and accrued
 expenses.......         4        8        --          --         --        --        --         59
Deferred income
 taxes..........         6      --         --          --         --        --       (195)      275
Other
 liabilities....       (38)     (20)        (6)        --         --        320       --        693
                   ---------- ------- ------------ --------- ------------ ------- ---------- ------
Total
 liabilities....       (96)     569         (6)        --         --        320      (195)    6,831
Convertible
 Preferred
 Securities.....       --       --         --          --         --        --        --        --
Limited Partner
 interests of
 third parties
 at redemption
 value (on a pro
 forma basis
 51.1 million OP
 Units
 outstanding)(K)..     --       --          45         --         --        --        --        701
Equity..........
 General Partner
  (on a proforma
  basis
  .2 million OP
  Units
  outstanding)(K)..
 Limited Partner
  interests of
  Host REIT (on
  a pro forma
  basis 204.3
  million OP
  Units
  outstanding)(K)..    --       --         --         (247)        (8)     (320)      195       381
                   ---------- ------- ------------ --------- ------------ ------- ---------- ------
                     $ (96)    $569       $ 39       $(247)     $  (8)     $--      $ --     $7,913
                   ========== ======= ============ ========= ============ ======= ========== ======
Book value per
 OP Unit........                                                                             $ 4.24
                                                                                             ======

              See Notes to the Unaudited Pro Forma Balance Sheet.

                  NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                     100% PARTICIPATION WITH NOTES ISSUED

  A. Represents the adjustment to record the spin-off of Crestline:

  . Reduce property and equipment by $649 million
  . Reduce receivables by $3 million related to certain Crestline notes held by the Operating Partnership
  . Reduce due from managers by $5 million
  . Increase other assets by $2 million
  . Reduce cash, cash equivalents and short-term marketable securities by $27 million
  . Reduce debt by $213 million
  . Reduce accounts payable and accrued expenses by $23 million
  . Reduce deferred income taxes by $62 million
  . Reduce other liabilities by $10 million
  . Reduce equity by $391 million
  . Eliminate the $550 million Convertible Preferred Securities of Host Marriott which remain an obligation of Host REIT
  . Record the $567 million of Convertible Debt Obligation to Host Marriott which is eliminated in consolidation on the historical financial statements of Host Marriott Corporation

  B. Represents the adjustment to record the Blackstone Acquisition of 12 full-service properties (5,520 rooms) and a mortgage note secured by a thirteenth full-service property including the issuance of 47.5 million OP Units as determined through negotiations between the Operating Partnership and
Blackstone:

  . Record property and equipment of $1,449 million
  . Record mortgage note receivable of $66 million
  . Record increase in due from managers of $5 million
  . Record the use of cash of $226 million
  . Record the assumption of mortgage debt of $638 million
  . Record the issuance of 47.5 million OP Units (including OP Units estimated to be issued in April 1999) at an estimated price of $12.50 per OP Unit, plus $1.00 per unit for 41.5 million OP Units for the Special Dividend, plus the issuance of 1.4 million shares of Crestline at an estimated share price of $15.10 with a total estimated fair value of $656 million.

  The purchase price of the Blackstone properties and mortgage note was determined based on the estimated fair value of the 47.5 million OP Units and the 1.4 million shares of Crestline expected to be issued. The number of units to be issued will not increase or decrease depending on the stock price of Host Marriott at the time of closing of the acquisition, but the actual number of units to be issued will depend upon certain prorations and closing adjustments and on the deemed value of the Initial E&P Distribution which the Blackstone Entities are not entitled to receive (which will be determined 91 days after closing).

  C. Represents the adjustment to record the Series C Senior Note Offering:

  . Record the issuance of $500 million of notes, net of the discount of approximately $2 million at issuance, and the repayment of approximately $423 million of debt
  . Record the deferred financing fees of $10 million

The remaining proceeds will be utilized to pay the approximate $75 million in REIT conversion expenses.

  D. Represents the adjustment to deconsolidate the assets and liabilities of the Non-Controlled Subsidiaries and to reflect the sale of certain hotel furniture and equipment to the Non-Controlled Subsidiaries:

  . Record decrease in property and equipment of $(212) million, including
    $75 million of hotel furniture and equipment sold to the Non-Controlled Subsidiary
  . Record receivable from Non-Controlled Subsidiary for the furniture and equipment loan of $75 million and other notes totaling $34 million
  . Record decrease in due from managers of $1 million
  . Record investment in subsidiary of $14 million
  . Record increase in other assets of $3 million

  . Record decrease in cash of $9 million
  . Record decrease in debt of $68 million of debt transferred to the Non-
    Controlled Subsidiaries.
  . Record increase in accounts payable and accrued expenses of $4 million . Record increase in deferred taxes of $6 million
  . Record decrease in other liabilities of $38 million

  E. Represents the adjustment to record the Mergers and issuance of Notes at the Note Election Amount (the greater of Liquidation Value or 80% of Exchange Value) to the Limited Partners:

  . Record property and equipment of $530 million
  . Record decrease in notes receivable of $3 million
  . Record increase in due from managers of $12 million
  . Record other assets of $23 million
  . Record cash of $7 million
  . Record debt of $581 million including $258 million of Notes to the
    Limited Partners at the Note Election Amount
  . Record accounts payable and accrued expenses of $8 million
  . Record decrease in other liabilities of $20 million

  The value of 6.56% Notes expected to be issued to the limited partners of each Partnership is (in millions):

                                                   PURCHASE PRICE-- INCREASE TO
                                                       VALUE OF     PROPERTY AND
                                                     NOTES ISSUED    EQUIPMENT
                                                   ---------------- ------------
   Atlanta Marquis................................       $ 19           $ 19
   Desert Springs.................................         29             29
   Hanover........................................          4              4
   MHP............................................         74             55
   MHPII..........................................         73             67
   Chicago Suites.................................         11             37
   MDAH...........................................         41            157
   PHLP...........................................          7            162
                                                         ----           ----
                                                         $258           $530
                                                         ====           ====

  The purchase price for minority interests (Atlanta Marquis, Desert Springs, Hanover, MHP and MHP2) was allocated to property to the extent that the purchase price exceeded the minority interest liability recorded. The purchase price for the three partnerships that are presently not consolidated was allocated in accordance with APB Opinion Number 16 with the debt of each partnership recorded at estimated fair value, all assets and liabilities, except for property being recorded at historical carrying values of each partnership with the residual allocated to property. The amounts allocated to property are in all cases less than estimated current replacement cost.

  F. Represents the adjustment to record the purchase of the remaining minority interests in four Private Partnerships:

  . Record property and equipment of $61 million
  . Record decrease in other assets of $11 million
  . Record use of cash of $11 million
  . Record decrease in minority interest liabilities of $6 million
  . Record the issuance of 3.6 million OP Units totaling approximately $45 million

  G. Represents the estimated $247 million cash payment of the Special Dividend to shareholders of Host Marriott and the Blackstone Entities as partial consideration for the Blackstone Acquisition, which when combined with the value of the Crestline common stock to be distributed to shareholders of Host (estimated to be approximately $1.53 per share for a total Initial E&P Distribution of approximately $2.53 per share) will represent the Initial E&P Distribution. The aggregate value of the Crestline common stock and the Special Dividend to be distributed to Host stockholders (and the Blackstone Entities) in connection with the Initial E&P Distribution and the Blackstone Acquisition is currently estimated to be approximately $582 million, of which approximately $247 is expected to be represented by the Special Dividend.(/1/)

  H. Represents the adjustment to record the transfer of working capital to Crestline related to the leasing of the Operating Partnership's hotels by decreasing working capital and recording a receivable from the lessee of $85 million and the adjustment to record $320 million in deferred revenue in connection with the application of EITF 98-9 to the Operating Partnership's rental revenue.

  I. Represents the adjustment to record the effect on deferred taxes for the change in tax status resulting from the REIT Conversion by decreasing deferred taxes and increasing equity by $195 million.

  J. The Operating Partnership's pro forma aggregate debt maturities at September 11, 1998, excluding $8 million of capital lease obligations and the $8 million debt discount recorded in conjunction with the Senior Note Refinancing, are (in millions):

      1998............................................................... $  236
      1999...............................................................    130
      2000...............................................................    133
      2001...............................................................     98
      2002...............................................................    148
      Thereafter.........................................................  5,059
                                                                          ------
                                                                          $5,804
                                                                          ======

  K. The estimated number of OP Units includes the following (in millions):

      Limited Partner interests of Host REIT.............................. 204.3
      General Partner interests of Host REIT..............................   0.2
      Limited Partner interests of Private Partnerships...................   3.6
      Limited Partner interests of Blackstone Group.......................  47.5
                                                                           -----
        Total OP Units.................................................... 255.6
                                                                           =====

  L. Represents the adjustment to record the contribution of $15 million in cash to Crestline as a reduction in equity and to record the sale of an investment of approximately $7 million in a joint venture which holds a mortgage note of approximately $130 million from a consolidated subsidiary of Host.
--------
(1) The amount of earnings and profit distribution shown reflects only the estimated distribution to be made in connection with the REIT Conversion. The actual amount of the distribution will be based in part upon the estimated amount of Host's accumulated earnings and profits for tax purposes. To the extent that the distributions made in connection with the Initial E&P Distribution are not sufficient to eliminate Host's estimated accumulated earnings and profits, Host REIT will make one or more additional taxable distributions to its shareholders (in the form of cash or securities) prior to the last day of its first full taxable year as a REIT (currently expected to be December 31, 1999) in an amount intended to be sufficient to eliminate such earnings and profits, and the Operating Partnership will make corresponding distributions to all holders of OP Units (including Host REIT) in an amount sufficient to permit Host REIT to make such additional distributions.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                           FIRST THREE QUARTERS 1998
                     100% PARTICIPATION WITH NOTES ISSUED
             (IN MILLIONS, EXCEPT PER OP UNIT AMOUNTS AND RATIOS)

                                                       ACQUISITIONS, DISPOSITIONS AND OTHER ACTIVITIES
                                                      -------------------------------------------------
                                   A                       B           C            E            G
                     HOST                     HOST
                   MARRIOTT                 MARRIOTT
                  CORPORATION DISTRIBUTION   HOTELS   BLACKSTONE      1998                     BOND
                  HISTORICAL   ADJUSTMENT  HISTORICAL ACQUISITION ACQUISITIONS DISPOSITIONS REFINANCING
                  ----------- ------------ ---------- ----------- ------------ ------------ -----------
REVENUE
Rental
 revenues.......    $  --         $--        $ --        $--          $--          $--         $--
Hotel revenues..       922         --          922        122           43           (6)        --
Equity in
 earnings of
 affiliates.....         1         --            1        --           --           --          --
Other revenues..       117         (58)         59        --           --           (50)        --
                    ------        ----       -----       ----         ----         ----        ----
Total revenues..     1,040         (58)        982        122           43          (56)        --
                    ------        ----       -----       ----         ----         ----        ----
OPERATING COSTS
 AND EXPENSES
Hotels..........       502         --          502         70           23           (3)        --
Other...........        45         (30)         15        --           --           --          --
                    ------        ----       -----       ----         ----         ----        ----
Total operating
 costs and
 expenses.......       547         (30)        517         70           23           (3)        --
                    ------        ----       -----       ----         ----         ----        ----
OPERATING
 PROFIT.........       493         (28)        465         52           20          (53)        --
Minority
 interest.......       (36)        --          (36)       --            (1)           1         --
Corporate
 expenses.......       (33)          3         (30)       --           --           --          --
REIT Conversion
 expenses.......       (14)        --          (14)       --           --           --          --
Interest
 expense........      (245)         (8)       (253)       (35)          (1)           1         (27)
Dividends on
 Convertible
 Preferred
 Securities.....       (26)         26         --         --           --           --          --
Interest
 income.........        36           2          38         (6)         (16)          (1)        --
                    ------        ----       -----       ----         ----         ----        ----
Income (loss)
 before income
 taxes..........       175          (5)        170         11            2          (52)        (27)
Benefit
 (provision) for
 income taxes...       (75)          3         (72)        (4)          (1)          21          11
                    ------        ----       -----       ----         ----         ----        ----
Income (loss)
 before
 extraordinary
 items..........    $  100        $ (2)      $  98       $  7         $  1         $(31)       $(16)
                    ======        ====       =====       ====         ====         ====        ====
Basic loss per
 OP Unit........
Ratio of
 earnings to
 fixed charges..      1.7x                    1.8x
                    ======                   =====
Deficiency of
 earnings to
 fixed changes..
                                      MERGERS AND REIT CONVERSION ACTIVITIES
                  -------------------------------------------------------------------------------
                      H         J          K              L           P/N       I/M        O
                     NON-    MERGERS                  EARNINGS                 LEASE     INCOME
                  CONTROLLED & NOTES    PRIVATE       & PROFITS    OTHER REIT CONVER-     TAX      PRO
                  SUBSIDIARY ISSUANCE PARTNERSHIPS DISTRIBUTION(1) ACTIVITIES  SION    ADJUSTMENT FORMA
                  ---------- -------- ------------ --------------- ---------- -------- ---------- ------
REVENUE
Rental
 revenues.......     $--       $--       $ --           $ --         $ --     $   563     $--     $ 563
Hotel revenues..      (14)       56        --             --           --      (1,123)     --       --
Equity in
 earnings of
 affiliates.....       (3)      --         --             --           --         --                 (2)
Other revenues..       (5)      --         --             --           --         --       --         4
                  ---------- -------- ------------ --------------- ---------- -------- ---------- ------
Total revenues..      (22)       56        --             --           --         560      --       565
                  ---------- -------- ------------ --------------- ---------- -------- ---------- ------
OPERATING COSTS
 AND EXPENSES
Hotels..........      (12)       36          2            --           --        (207)     --       411
Other...........      --        --         --             --           --         --       --        15
                  ---------- -------- ------------ --------------- ---------- -------- ---------- ------
Total operating
 costs and
 expenses.......      (12)       36          2            --           --        (207)     --       426
                  ---------- -------- ------------ --------------- ---------- -------- ---------- ------
OPERATING
 PROFIT.........      (10)       20         (2)           --           --        (353)     --       139
Minority
 interest.......        3        18          1            --           --         --       --       (14)
Corporate
 expenses.......      --        --         --             --           --         --       --       (30)
REIT Conversion
 expenses.......      --        --         --             --            14        --       --       --
Interest
 expense........        3       (33)       --             --           --         --       --      (345)
Dividends on
 Convertible
 Preferred
 Securities.....      --        --                        --           --         --       --        --
Interest
 income.........        2         1        --              (5)          (2)         7      --        18
                  ---------- -------- ------------ --------------- ---------- -------- ---------- ------
Income (loss)
 before income
 taxes..........       (2)        6         (1)            (5)          12       (346)     --      (232)
Benefit
 (provision) for
 income taxes...        1        (2)       --               2           (5)       138      (77)      12
                  ---------- -------- ------------ --------------- ---------- -------- ---------- ------
Income (loss)
 before
 extraordinary
 items..........     $ (1)     $ 4       $  (1)         $  (3)       $   7    $  (208)    $(77)   $(220)
                  ========== ======== ============ =============== ========== ======== ========== ======
Basic loss per
 OP Unit........                                                                                  $(.86)
                                                                                                  ======
Ratio of
 earnings to
 fixed charges..                                                                                    N/A
                                                                                                  ======
Deficiency of
 earnings to
 fixed changes..                                                                                  $(214)
                                                                                                  ======

        See Notes to the Unaudited Pro Forma Statements of Operations.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                               FISCAL YEAR 1997
                     100% PARTICIPATION WITH NOTES ISSUED
             (IN MILLIONS, EXCEPT PER OP UNIT AMOUNTS AND RATIOS)

                                                               ACQUISITIONS, DISPOSITIONS AND OTHER ACTIVITIES
                                                       ----------------------------------------------------------------
                                    A                       B           C            D            E            F/G
                      HOST                     HOST
                    MARRIOTT                 MARRIOTT                                                         DEBT
                   CORPORATION DISTRIBUTION   HOTELS   BLACKSTONE      1998         1997                    REPAYMENT
                   HISTORICAL   ADJUSTMENT  HISTORICAL ACQUISITION ACQUISITIONS ACQUISITIONS DISPOSITIONS & REFINANCING
                   ----------- ------------ ---------- ----------- ------------ ------------ ------------ -------------
REVENUE
 Rental
  revenues.......    $  --         $--        $  --       $--          $--          $--          $--          $--
 Hotel revenues..     1,093         --         1,093       148          112           89          (23)         --
 Equity in
  earnings of
  affiliates.....         5         --             5       --           --           --           --           --
 Other revenues..        49         (37)          12       --           --           --           --           --
                     ------        ----       ------      ----         ----         ----         ----         ----
 Total revenues..     1,147         (37)       1,110       148          112           89          (23)         --
                     ------        ----       ------      ----         ----         ----         ----         ----
OPERATING COSTS
 AND EXPENSES
 Hotels..........       649         --           649       101           62           42          (10)         --
 Other...........        49         (20)          29       --           --           --           --           --
                     ------        ----       ------      ----         ----         ----         ----         ----
 Total operating
  costs and
  expenses.......       698         (20)         678       101           62           42          (10)         --
                     ------        ----       ------      ----         ----         ----         ----         ----
OPERATING
 PROFIT..........       449         (17)         432        47           50           47          (13)         --
Minority
 interest........       (32)        --           (32)      --            (4)           5           (1)         --
Corporate
 expenses........       (47)          2          (45)      --           --           --           --           --
Interest
 expense.........      (302)        (23)        (325)      (51)         (12)         (12)           3          (62)
Dividends on
 Convertible
 Preferred
 Securities......       (37)         37          --        --           --           --           --           --
Interest income..        52         --            52        (7)         (14)         (14)         --            (3)
                     ------        ----       ------      ----         ----         ----         ----         ----
Income (loss)
 before income
 taxes...........        83          (1)          82       (11)          20           26          (11)         (65)
Benefit
 (provision) for
 income taxes....       (36)          1          (35)        4           (8)         (10)           4           26
                     ------        ----       ------      ----         ----         ----         ----         ----
Income (loss)
 before
 extraordinary
 items...........    $   47        $--        $   47      $ (7)        $ 12         $ 16         $ (7)        $(39)
                     ======        ====       ======      ====         ====         ====         ====         ====
Basic earnings
 per OP Unit.....
Ratio of earnings
 to fixed
 charges.........       1.3x                     1.3x
                     ======                   ======
                                  MERGERS AND REIT CONVERSION ACTIVITIES
                   ---------------------------------------------------------------------
                       H         J        K         L                  I/M        O
                                                EARNINGS
                      NON-    MERGERS  PRIVATE  & PROFITS   OTHER     LEASE     INCOME
                   CONTROLLED & NOTES  PARTNER-  DISTRI-     REIT    CONVER-     TAX      PRO
                   SUBSIDIARY ISSUANCE  SHIPS   BUTION(1) ACTIVITIES  SION    ADJUSTMENT FORMA
                   ---------- -------- -------- --------- ---------- -------- ---------- -------
REVENUE
 Rental
  revenues.......     $--       $--      $--      $--        $--     $ 1,156     $--     $1,156
 Hotel revenues..      (17)       74      --       --         --      (1,476)     --        --
 Equity in
  earnings of
  affiliates.....      (12)      --       --       --         --         --       --         (7)
 Other revenues..       (9)      --       --       --         --         --       --          3
                   ---------- -------- -------- --------- ---------- -------- ---------- -------
 Total revenues..      (38)       74      --       --         --        (320)     --      1,152
                   ---------- -------- -------- --------- ---------- -------- ---------- -------
OPERATING COSTS
 AND EXPENSES
 Hotels..........       (9)       50        2      --         --        (275)     --        612
 Other...........      (18)      --       --       --         --         --       --         11
                   ---------- -------- -------- --------- ---------- -------- ---------- -------
 Total operating
  costs and
  expenses.......      (27)       50        2      --         --        (275)     --        623
                   ---------- -------- -------- --------- ---------- -------- ---------- -------
OPERATING
 PROFIT..........      (11)       24       (2)     --         --         (45)     --        529
Minority
 interest........        4        17        1      --         --         --       --        (10)
Corporate
 expenses........        1       --       --       --         --         --       --        (44)
Interest
 expense.........        5       (42)     --       --         --         --       --       (496)
Dividends on
 Convertible
 Preferred
 Securities......      --        --       --       --         --         --       --        --
Interest income..        4         1      --        (8)       --          10      --         21
                   ---------- -------- -------- --------- ---------- -------- ---------- -------
Income (loss)
 before income
 taxes...........        3       --        (1)      (8)       --         (35)     --        --
Benefit
 (provision) for
 income taxes....       (3)      --       --         3        --          14        5       --
                   ---------- -------- -------- --------- ---------- -------- ---------- -------
Income (loss)
 before
 extraordinary
 items...........     $--       $--      $ (1)    $ (5)      $--     $   (21)    $  5    $  --
                   ========== ======== ======== ========= ========== ======== ========== =======
Basic earnings
 per OP Unit.....                                                                        $  --
                                                                                         =======
Ratio of earnings
 to fixed
 charges.........                                                                           1.0x
                                                                                         =======

        See Notes to the Unaudited Pro Forma Statements of Operations.

             NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                 ASSUMING 100% PARTICIPATION WITH NOTES ISSUED

  A. Represents the adjustment to reduce revenues, operating expenses, corporate expenses, interest expense, interest income and income taxes for the spin-off of Crestline.

  B. Represents the adjustment to record the historical revenues, operating expenses, interest expense, income taxes and to reduce interest income associated with the acquisition of the equity and debt interests for the Blackstone Acquisition.

  C. Represents the adjustment to record the historical revenues, operating expenses, minority interest, interest expense, income taxes and to reduce interest income associated with the 1998 acquisition of, or purchase of controlling interests in, 11 full-service properties.

  D. Represents the adjustment to record historical revenues, operating expenses, minority interest, interest expense, income taxes and to reduce interest income associated with the 1997 acquisition of, or purchase of controlling interests in, 18 full-service properties.

  E. Represents the adjustment to record historical revenues, operating expenses, minority interest, interest expense, income taxes and to reduce interest income for the 1998 sale of the New York Marriott East Side and the Napa Valley Marriott, including the elimination of the non-recurring gains on the sales totalling $50 million and related taxes of $20 million in 1998.

  F. Represents the adjustment to reduce the interest expense, interest income and income taxes associated with the refinancing or payoff of mortgage debt for three full-service properties (Marriott's Orlando World Center, the Philadelphia Marriott and the San Francisco Marriott).

  G. Represents the adjustment to record interest expense and related amortization of deferred financing fees and reduce interest income and income taxes as a result of the Senior Note Refinancing and the Series C Senior Notes Offering. The net adjustment of $27 million for the First Three Quarters 1998 is comprised of $85 million of interest expense related to the New Senior Notes (including deferred financing fee amortization of $3 million) plus $20 million of net interest expense related to the New Credit Facility (including deferred financing fee amortization of $2 million), plus $30 million of interest expense related to the Series C Senior Notes Offering (including deferred financing fee amortization of $7 million) less $88 million of interest expense related to the Old Senior Notes (including deferred financing fee amortization of $2 million) less $20 million of interest expense related to the mortgage debt refinanced in conjunction with the Series C Senior Notes Offering. The net adjustment of $62 million for fiscal year 1997 is comprised of $139 million of interest expense related to the New Senior Notes (including deferred financing fee amortization of $4 million), plus $25 million of interest expense related to the New Credit Facility (including deferred financing fee amortization of $2 million), plus $43 million of interest expense related to the Series C Senior Notes Offering (including deferred financing fee amortization of $1 million) less $116 million of interest expense related to the Old Senior Notes (including deferred financing fee amortization of $3 million) less $29 million of interest expense related to the mortgage debt refinanced in conjunction with the Series C Senior Notes Offering. The adjustment excludes the extraordinary loss of $148 million, net of taxes, related to the Senior Note Refinancing resulting from the write-off of deferred financing fees and the payment of bond tender and consent fees.

  H. Represents the adjustment for revenues, operating expenses, minority interest, interest expense, corporate expenses, income taxes and interest income to deconsolidate the Non-Controlled Subsidiaries and reflect the Operating Partnership's share of income as equity in earnings of affiliate.

  I. Represents the adjustment to reduce depreciation expense of $7 million and $11 million for First Three Quarters 1998 and fiscal year 1997 related to certain furniture and equipment sold to the Non-Controlled Subsidiary, record interest income of $4 million and $5 million for First Three Quarters 1998 and fiscal year 1997 earned on the 7%, $75 million in notes from the Non-Controlled Subsidiary and reduce the lease payment to the Operating Partnership from the Lessee.

  J. Represents the adjustment to record the historical revenues, operating expenses, minority interest, interest expense, interest income and income taxes associated with the Mergers, including three partnerships not previously consolidated by the Operating Partnership. Interest expense reflects interest on various mortgage notes and the estimated $258 million in 6.56% Notes issued in lieu of OP Units.

  K. Represents the adjustment to record additional depreciation expense and the decrease in minority interest expense related to the purchase of the remaining minority interests in the Private Partnerships.

  L. Represents the adjustment to reduce interest income and income taxes for the estimated $247 million cash payment of the Special Dividend to shareholders of Host Marriott (and the Blackstone Entities).

  M. Represents the adjustment to remove hotel revenues and management fees and other expenses of $224 million and $288 million, respectively, for First Three Quarters 1998 and Fiscal 1997 and record rental revenues associated with the leasing of certain hotel properties to Crestline and other lessees and interest income of $3 million and $5 million for First Three Quarters 1998 and fiscal year 1997 earned on the 6%, $85 million in notes from Crestline. First Three Quarters 1998 included a $320 million reduction to rental income to record deferred revenue for percentage rents in accordance with EITF 98-9. Management believes the change to the lease structure described above will not impact hotel operating results because the hotel manager and asset management function will remain unchanged. Rental revenues under the Leases are based on the greater of Percentage Rent or Minimum Rent. Except as noted, total Rent in the pro forma statement of operations is calculated based on the historical gross sales of the property and the negotiated pay rates and thresholds by property as if the leases were entered into on the first day of fiscal year 1997. There are generally three sales categories utilized in the rent calculation: rooms, food and beverage and other. For rooms and food and beverage, there are three tiers of rent with two thresholds, while the other category generally has two tiers of rent and one threshold. The percentage rent thresholds are increased annually on the first day of each year after the initial lease year based on a blended increase of the Consumer Price Index ("CPI") and a wage and benefit index. For purposes of the pro formas, 1997 is the assumed initial lease year and the blended increase applied to the thresholds at January 3, 1998 is assumed to be 3%. Minimum rent is expressed as a fixed dollar amount that increases annually on the first day of each year after the initial lease year as 50% of the CPI increase. Accordingly, the 1998 rent thresholds and minimum rent included in the pro formas were adjusted as of January 3, 1998 for the 1997 increases in the indices. Rental revenue is recognized only for leases to be executed with Crestline at or prior to the completion of the REIT Conversion. The execution of the leases is dependent upon distribution of the Crestline common stock to the Host's stockholders and, to certain contingencies that are outside the control of the Operating Partnership, including consent of shareholders, lenders, debt holders, partners and ground lessors of Host. The Operating Partnership believes that negotiations with third parties to complete the REIT Conversion will not result in any material change to the leases. The table below details gross sales, minimum rent and total rent for all full-service properties to be leased and summarized amounts for the limited-service properties to be subleased.

                              FISCAL YEAR 1997     FIRST THREE QUARTERS 1998
                             ------------------- ------------------------------
                                                                       TOTAL
                             GROSS MINIMUM TOTAL GROSS MINIMUM TOTAL    RENT
PROPERTY                     SALES  RENT   RENT  SALES  RENT   RENT  RECOGNIZED
--------                     ----- ------- ----- ----- ------- ----- ----------
                                          (IN MILLIONS)
Grand Hotel Resort and Golf
 Club......................  $23.4  $2.8   $4.2  $18.0  $2.0   $3.7     $2.0
Scottsdale Suites..........   11.9   3.0    5.0    8.2   2.1    3.4      2.1
The Ritz-Carlton, Phoenix..   23.3   4.6    7.2   17.3   3.2    5.5      3.2
Coronado Island Resort.....   22.0   2.1    2.1   16.2   1.5    3.6      1.5
Costa Mesa Suites..........    9.7   1.9    3.3    7.2   1.3    2.3      1.3
Desert Springs Resort and
 Spa.......................  103.3  21.3   30.3   80.3  15.0   22.6     15.0
Manhattan Beach............   16.3   2.4    4.8   12.2   1.7    3.6      1.7
Marina Beach ..............   21.1   4.6    7.1   16.9   3.2    6.2      3.2
Newport Beach..............   33.5   5.5    8.7   24.0   3.9    6.8      3.9
Newport Beach Suites.......   11.0   2.6    4.1    8.0   1.8    3.0      1.8
Ontario Airport............   12.1   1.8    3.4    8.3   1.3    2.2      1.3
San Diego Marriott Hotel
 and Marina................  103.3  38.0   39.6   78.6  26.7   31.1     26.7
San Diego Mission Valley...   16.7   3.4    5.1   12.6   2.4    5.6      2.5
San Francisco Airport......   43.8   8.2   13.2   32.2   5.8    9.5      5.8
San Francisco Fisherman's
 Wharf.....................   17.8   4.0    6.4   12.1   2.8    4.3      2.8
San Francisco Moscone
 Center....................  120.2  20.7   37.9   90.5  14.6   28.5     14.6

                                FISCAL YEAR 1997          FIRST THREE QUARTERS 1998
                            ------------------------- ----------------------------------
                                                                                TOTAL
                             GROSS   MINIMUM  TOTAL    GROSS   MINIMUM TOTAL     RENT
PROPERTY                     SALES    RENT     RENT    SALES    RENT    RENT  RECOGNIZED
--------                    -------- ------- -------- -------- ------- ------ ----------
                                              (IN MILLIONS)
San Ramon.................  $   19.7 $  4.4  $    5.1 $   14.4 $   3.1 $  4.0   $  3.1
Santa Clara...............      47.3    7.8      16.5     37.2     5.5   13.5      8.8
The Ritz-Carlton, Marina
 del Rey..................      32.4    5.5      10.8     23.4     3.9    7.9      3.9
The Ritz-Carlton, San
 Francisco................      50.1    9.6      14.7     34.2     6.7   10.3      6.7
Torrance..................      20.5    2.3       3.5     15.0     1.6    5.1      1.6
Denver Southeast..........      21.5    3.0       6.2     14.9     2.1    4.1      2.1
Denver Tech Center........      26.8    5.1       8.3     20.1     3.6    6.0      3.6
Denver West...............      13.7    1.8       4.0      9.6     1.2    2.7      1.7
Marriott's Mountain Resort
 at Vail..................      17.6    3.0       5.1     14.1     2.1    4.5      2.1
Hartford/Farmington.......      18.4    3.5       4.7     13.4     2.4    3.5      2.4
Hartford/Rocky Hill.......      11.6    1.5       2.7      8.5     1.1    2.0      1.1
Fort Lauderdale Marina....      28.5    4.3       7.9     20.4     3.0    5.7      3.2
Harbor Beach Resort(2)....      58.1   16.5      19.3     43.2    11.6   14.0     11.6
Jacksonville..............      11.8    1.8       3.6      8.0     1.2    2.4      1.2
Miami Airport.............      29.7    3.9       8.4     21.6     2.8    6.1      2.9
Orlando World Center......     128.2   23.5      39.6     98.7    16.5   30.4     18.3
Palm Beach Gardens........      11.8    1.9       3.7      8.5     1.4    3.0      1.4
Singer Island (Holiday
 Inn).....................       6.6    1.4       2.5      5.2     1.0    2.1      1.0
Tampa Airport.............      17.1    1.6       3.5     13.1     1.1    2.7      1.1
Tampa Westshore...........      15.0    1.8       3.6     10.8     1.3    2.6      1.3
The Ritz-Carlton, Naples..      66.4   18.1      23.3     53.1    12.7   18.0     12.7
Atlanta Marriott Marquis..      85.4   21.3      33.3     58.6    15.0   25.6     15.0
Atlanta Midtown Suites....      10.5    1.8       3.5      7.8     1.3    2.6      1.3
Atlanta Norcross..........       7.6    1.0       1.7      5.6     0.7    1.2      0.7
Atlanta Northwest.........      14.9    2.7       4.3     11.3     1.9    3.3      1.9
Atlanta Perimeter.........      16.6    2.5       4.5     12.6     1.7    3.5      1.7
JW Marriott Hotel at
 Lenox....................      24.8    3.7       6.8     17.7     2.6    5.0      2.6
The Ritz-Carlton,
 Atlanta..................      30.2    5.8       8.8     21.7     4.1    6.8      4.1
The Ritz-Carlton,
 Buckhead.................      49.3   13.1      16.3     35.8     9.2   11.7      9.2
Chicago/Deerfield Suites..      10.2    1.8       3.1      7.4     1.3    2.3      1.3
Chicago/Downers Grove
 Suites...................       9.0    1.8       2.9      6.7     1.3    2.2      1.3
Chicago/Downtown
 Courtyard................      16.3    3.1       4.9     12.2     2.2    3.9      2.2
Chicago O'Hare............      40.0    5.5      11.5     28.8     3.9    8.2      3.9
South Bend................       9.9    1.1       2.1      7.0     0.8    1.5      0.8
New Orleans ..............      66.4   17.5      21.8     47.6    12.3   15.8     12.3
Bethesda..................      23.2    3.2       5.6     17.3     2.2    4.1      2.2
Gaithersburg/Washingtonian
 Center...................      13.2    2.4       3.8      9.7     1.7    2.8      1.7
Boston/Newton.............      27.4    4.8       7.8     19.1     3.4    5.5      3.4
Detroit Romulus...........       8.8    1.1       1.8      6.6     0.8    1.4      0.8
The Ritz-Carlton,
 Dearborn.................      25.7    3.6       5.5     17.7     2.5    4.0      2.5
Minneapolis/Bloomington...      20.2    3.3       6.5     13.8     2.3    4.7      3.1
Minneapolis City Center...      27.5    3.7       7.5     20.4     2.4    5.2      2.4
Minneapolis Southwest.....      14.9    2.7       4.8     10.1     1.9    4.0      1.9
Kansas City Airport.......      14.3    1.7       3.7      9.9     1.2    2.5      1.2
Nashua....................       7.5    0.8       1.3      5.3     0.5    0.9      0.5
Hanover...................      22.5    4.7       6.6     15.1     3.3    4.3      3.9
Newark Airport............      39.4    6.5      11.8     29.2     4.6    8.6      4.6
Park Ridge................      16.0    2.5       4.0     11.9     1.7    4.2      1.7
Saddle Brook..............      10.7    1.3       2.1      7.8     0.9    1.7      0.9
Albany....................      18.5    3.5       6.1     12.4     2.5    5.2      2.7
New York Marriott
 Financial Center.........      39.6    7.7      13.2     29.1     5.4   10.1      5.4
New York Marriott
 Marquis..................     210.3   40.0      60.8    155.4    29.7   47.6     29.7
Marriott World Trade
 Center...................      65.4   12.2      19.4     49.1     8.6   14.9      8.6
Charlotte Executive Park..      14.0    2.3       3.7      9.8     1.6    2.6      1.6
Raleigh Crabtree Valley...      14.9    2.4       3.9     10.9     1.7    2.8      1.7
Oklahoma City.............      15.6    2.0       3.8     10.4     1.4    2.4      1.4
Oklahoma City Waterford...       9.1    1.5       2.7      6.1     1.0    1.7      1.0
Portland..................      26.4    4.1       7.5     17.6     2.9    4.8      2.9
Philadelphia (Convention
 Center)..................      80.7   14.2      25.0     58.2    10.0   17.8     10.0

                                                        FIRST THREE QUARTERS
                              FISCAL YEAR 1997                  1998
                          --------------------------  -------------------------
                                                                                   TOTAL
                           GROSS   MINIMUM   TOTAL     GROSS   MINIMUM   TOTAL      RENT
PROPERTY                   SALES    RENT      RENT     SALES    RENT     RENT    RECOGNIZED
--------                  -------- -------  --------  -------- -------  -------  ----------
                                            (IN MILLIONS)
Philadelphia Airport....  $   25.0 $  4.1   $    7.6  $   18.6 $  2.9   $   5.6      $2.9
Pittsburgh City Center..      16.4    1.9        3.0      11.1    1.3       2.2       1.3
Memphis.................      10.6    1.5        3.2       5.7    1.0       1.8       1.0
Dallas/Fort Worth.......      28.9    5.9        9.3      21.9    4.1       7.0       4.1
Dallas Quorum...........      25.7    4.2        8.2      18.3    3.0       5.8       3.7
El Paso.................      11.6    0.9        2.3       7.8    0.6       1.4       0.6
Houston Airport ........      21.6    2.8        6.0      16.9    2.0       4.6       2.7
JW Marriott Houston.....      27.2    5.0        8.0      20.1    3.5       5.9       3.5
Plaza San Antonio.......      13.8    2.9        4.6       9.7    2.0       3.3       2.0
San Antonio
 Rivercenter............      68.9   17.5       24.5      49.3   12.3      17.8      12.3
San Antonio Riverwalk...      29.3    6.1       10.3      21.7    4.3       7.6       4.4
Salt Lake City..........      28.5    5.6        9.5      21.1    3.9       7.2       4.2
Dulles Airport..........      14.6    1.8        4.0      10.9    1.2       3.0       1.7
Key Bridge..............      29.4    5.6       10.2      21.2    3.9       7.4       3.9
Norfolk Waterside.......      18.1    3.3        5.4      12.8    2.4       3.8       2.4
Pentagon City Residence
 Inn....................      11.7    3.5        5.5       8.7    2.5       4.2       2.5
The Ritz-Carlton, Tysons
 Corner.................      34.4    5.9        9.8      24.9    4.1       7.3       4.1
Washington Dulles
 Suites.................      10.3    2.5        4.0       7.8    1.8       3.0       1.8
Westfields..............      28.0    4.7        7.4      20.3    3.3       5.4       3.3
Williamsburg............      12.6    1.8        2.8       9.3    1.3       2.1       1.3
Washington Metro
 Center.................      25.2    4.5        7.3      19.2    3.2       5.3       3.2
Calgary.................      13.4    1.7        1.7       9.8    1.2       2.3       1.2
Toronto Airport.........      17.1    2.9        5.6      13.0    2.0       4.2       2.0
Toronto Eaton Centre....      21.1    6.1        7.1      16.0    4.3       5.6       4.3
Toronto Delta
 Meadowvale.............      16.1    2.6        4.9      10.6    1.9       3.1       1.9
Fairview Park...........      22.5    3.9        7.3      16.3    2.8       5.2       2.8
Dayton..................      18.2    3.2        6.0      13.4    2.3       4.3       2.3
Research Triangle Park..       9.1    1.4        2.9       6.8    1.0       2.3       1.0
Detroit Marriott
 Southfield.............       8.8    1.2        2.1       6.9    0.9       1.7       0.9
Detroit Marriott
 Livonia................      10.0    1.4        2.6       7.4    1.0       1.9       1.0
Fullerton...............       6.8    1.2        1.8       5.0    0.8       1.3       0.8
Marriott O'Hare Suites..      14.4    2.7        4.9      10.8    1.9       4.0       1.9
Albuquerque.............      16.4    3.6        3.6      11.1    2.5       2.6       2.5
Greensboro-High Point...      13.6    3.3        3.3      10.2    2.3       2.4       2.3
Houston Medical Center..      16.5    4.0        4.0      12.2    2.8       2.9       2.8
Miami Biscayne Bay......      26.8    6.5        6.6      20.5    4.5       5.1       4.5
Marriott Mountain
 Shadows Resort.........      24.1    4.4        4.5      16.9    3.1       3.1       3.1
Seattle SeaTac Airport..      23.1    6.7        6.7      17.5    4.7       5.1       4.7
Four Seasons, Atlanta...      15.6    5.8        5.9      14.2    4.1       4.5       4.1
Four Seasons,
 Philadelphia...........      41.1    7.9       12.4      30.6    5.6      10.1       5.6
Grand Hyatt, Atlanta....      25.3   10.0       10.0      22.6    7.0       8.2       7.0
Hyatt Regency,
 Burlingame.............      47.9    8.8       17.6      39.5    6.2      15.1       9.0
Hyatt Regency,
 Cambridge..............      32.4    6.7       11.9      26.8    4.7      10.4       6.1
Hyatt Regency, Reston...      30.5    6.5       11.3      24.2    4.5       9.2       4.8
Swissotel, Atlanta......      22.2    5.0        6.3      17.2    3.5       5.8       3.5
Swissotel, Boston.......      26.8    6.4        8.5      20.5    4.5       6.9       4.5
Swissotel, Chicago......      38.1   10.9       15.1      28.9    7.7      12.0       7.7
The Drake (Swissotel),
 New York...............      38.8   11.6       13.6      34.2    8.2      13.4       8.2
The Ritz-Carlton, Amelia
 Island.................      45.7   10.3       13.4      37.4    7.2      11.1       7.2
The Ritz-Carlton,
 Boston.................      40.1    6.9       10.5      31.4    4.8       8.8       4.8
Non-Controlled
 Subsidiary Rent........       --   (16.5)     (16.5)      --   (11.4)    (11.4)    (11.4)
                          -------- ------   --------  -------- ------   -------    ------
Total Full-service
 Properties.............   3,600.8  699.4    1,079.1   2,671.0  493.1     826.9     507.3
Total Courtyard
 Properties(3)..........     212.0   50.6       57.3     159.2   35.0      42.2      42.2
Total Residence
 Inns(3)................      69.9   17.2       19.6      50.6   12.0      13.9      13.9
                          -------- ------   --------  -------- ------   -------    ------
  Total.................  $3,882.7 $767.2   $1,156.0  $2,880.8 $540.1     883.0    $563.4
                          ======== ======   ========  ======== ======              ======
Less: Deferred rent
 under EITF 98-9........                                                 (319.6)
                                                                        -------
  Total rent
   recognized...........                                                $ 563.4
                                                                        =======

  N. Represents the adjustment to eliminate interest income recorded for the $92 million note receivable contributed to Crestline for First Three Quarters 1998.

  O. Represents the adjustment to the income tax provision to reflect the REIT Conversion.

  P. Represents the adjustment to eliminate non-recurring expenses incurred in connection with the REIT Conversion. Management expects that the total estimated nonrecurring expenses to be incurred will be approximately $75 million.
--------
(1) The amount of earnings and profit distribution shown reflects only the estimated distribution to be made in connection with the REIT Conversion. The actual amount of the distribution will be based in part upon the estimated amount of Host's accumulated earnings and profits for tax purposes. To the extent that the distributions made in connection with the Initial E&P Distribution are not sufficient to eliminate Host's estimated accumulated earnings and profits, Host REIT will make one or more additional taxable distributions to its shareholders (in the form of cash or securities) prior to the last day of its first full taxable year as a REIT (currently expected to be December 31, 1999) in an amount intended to be sufficient to eliminate such earnings and profits, and the Operating Partnership will make corresponding distributions to all holders of OP Units (including Host REIT) in an amount sufficient to permit Host REIT to make such additional distributions.

(2) The Harbor Beach Resort minimum and total rent is not calculated using historical gross sales, but instead is based on gross profit. The total rent is greater than the amounts shown, but such difference is not material for the periods presented.

(3) The Courtyard and Residence Inn properties will be subleased by subsidiaries of the Company to subsidiaries of Crestline under sublease agreements. The owners of these properties have not yet consented to the subleases but have agreed to waive any defaults under the related leases until February 17, 1999 to provide the Company with additional time to obtain such consents (which could require modifications in the terms of the subleases or structural or other changes related thereto). The Company expects to obtain such consents during this period, but if such consents are not obtained, the Company may be required to terminate the subleases and contribute to a Non-Controlled Subsidiary its equity interests in the subsidiaries leasing these properties. This change would have the effect of reducing the Company's revenues by $54 million and $75 million for the First Three Quarters 1998 and fiscal year 1997, respectively, and increasing the Company's net income by approximately $2 million for each period. The Company does not believe that any changes that might be required to the subleases would result in material changes to the lease terms.

                 PRO FORMA FINANCIAL INFORMATION OF HOST REIT

  Given the structure of Host Marriott's Consent Solicitation, the Mergers and the REIT Conversion may take a variety of different forms. The variations are dependent in part on the number and identity of the Partnerships that merge and whether limited partners elect to tender their Partnership Interests for OP Units, REIT shares, or Notes in connection with the REIT Conversion.

  In light of the number of possible variations, Host REIT and the Company are not able to describe all possible combinations of Hotel Partnerships that could compose Host REIT. All Hotel Partnerships have voted to approve the Mergers but the Mergers have not yet been completed. To assist Shareholders in analyzing the Mergers and the REIT Conversion, Host REIT and the Company have prepared two separate sets of unaudited pro forma financial statements of the Operating Partnership to show the impact of the Mergers and the REIT Conversion under various scenarios (see pro forma financial information of the Company--pg. 1).

  Additionally, Host REIT and the Company have prepared pro forma financial statements of Host REIT in order to present the differences between the Operating Partnership and Host REIT. See pro forma financial information of the Company--pg. 1 for the adjustments to Host's historical financial statements necessary to arrive at Operating Partnership--Pro Forma in the accompanying pro forma financial statements of Host REIT.

  The unaudited pro forma balance sheets and statements of operations of Host REIT reflect the following adjustments to the pro forma financial statements of the Operating Partnership.

  . The elimination in consolidation of the convertible debt obligation to Host Marriott of the Operating Partnership and the presentation of Company-obligated Mandatorily Redeemable Convertible Preferred Securities of a Subsidiary Trust Holding Company Substantially All of Whose Assets are the Convertible Subordinated Debentures Due 2026 ("Convertible Preferred Securities") on the balance sheet of Host REIT. Interest expense paid by the Operating Partnership related to the convertible debt obligation to Host Marriott (on a pro forma basis) is eliminated and dividend expense for the Convertible Preferred Securities is reflected on the pro forma statement of operations of Host REIT.

  . The presentation of the Limited Partner interests of third parties in the Operating Partnership as minority interest in Host REIT and the reflection of Operating Partnership income allocable to the third party Limited Partners as minority interest expense of Host REIT.

  The unaudited pro forma financial statements are based upon available information and upon certain assumptions as set forth in the notes to the unaudited pro forma financial statements, that Host REIT believes are reasonable under the circumstances and should be read in conjunction with the unaudited pro forma financial statements of the Operating Partnership and the consolidated financial statements and notes thereto for Host contained in the Proxy Statement of Host Marriott and the Prospectus of HMC Merger Corporation.

  The execution of the leases is dependent upon the successful consummation of the REIT Conversion which is subject to contingencies that are outside the control of Host REIT, including consent of lenders, debt holders, partners and ground lessors of Host. Host REIT believes that negotiations with third parties to complete the REIT Conversion will not result in any material change to the leases.

                                   HOST REIT

                       UNAUDITED PRO FORMA BALANCE SHEET

                               SEPTEMBER 11, 1998
                    100% PARTICIPATION WITH NO NOTES ISSUED
            (IN MILLIONS, EXCEPT PER OP UNIT AND PER SHARE AMOUNTS)

                                             OPERATING
                                            PARTNERSHIP  PRO FORMA    HOST REIT
                                             PRO FORMA  ADJUSTMENTS   PRO FORMA
                                            ----------- -----------   ---------
                  ASSETS
Property and equipment, net................   $7,158      $   --       $7,158
Notes and other receivables, net...........      201          --          201
Due from managers..........................       14          --           14
Investments in affiliates..................       32          --           32
Other assets...............................      346          --          346
Receivable from Lessee for working capi-
 tal.......................................       85          --           85
Cash, cash equivalents and short-term mar-
 ketable securities........................      119          --          119
                                              ------      -------      ------
  Total assets.............................   $7,955      $   --       $7,955
                                              ======      =======      ======
          LIABILITIES AND EQUITY
Debt.......................................   $4,979      $   --       $4,979
Convertible debt obligation to Host
 Marriott Corporation......................      567         (567)(A)     --
Accounts payable and accrued expenses......       60          --           60
Deferred income taxes......................      275          --          275
Other liabilities..........................      692          --          692
                                              ------      -------      ------
  Total liabilities........................    6,573         (567)      6,006
                                              ------      -------      ------
Minority interest..........................      --           371 (B)     371
Convertible Preferred Securities...........      --           550 (A)     550
Limited Partner interests of third parties
 at redemption value (on a pro forma basis
 75.1 million OP units outstanding)........    1,001       (1,001)(C)     --
Equity
  General Partner (on a pro forma basis 0.2
   million OP Units outstanding)...........      --           --          --
  Limited Partner interests of Host REIT
   (on a pro forma basis 204.3 million OP
   Units outstanding)......................      381         (381)(C)     --
  Shareholders' Equity (on a pro forma
   basis 800 million shares authorized;
   204.5 million issued and outstanding)...      --            17 (A)   1,028
                                                             (371)(B)
                                                            1,001 (C)
                                                              381 (C)
                                              ------      -------      ------
                                              $7,955      $   --       $7,955
                                              ======      =======      ======

                                   HOST REIT

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                           FIRST THREE QUARTERS 1998
                    100% PARTICIPATION WITH NO NOTES ISSUED
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                             OPERATING
                                            PARTNERSHIP  PRO FORMA   HOST REIT
                                             PRO FORMA  ADJUSTMENTS  PRO FORMA
                                            ----------- -----------  ---------
REVENUE
  Rental revenues..........................    $ 563       $--         $ 563
  Other revenues...........................        2        --             2
                                               -----       ----        -----
    Total revenues.........................      565        --           565
                                               -----       ----        -----
OPERATING COSTS AND EXPENSE
  Hotels...................................      412        --           412
  Other....................................       15        --            15
                                               -----       ----        -----
    Total operating costs and expenses.....      427        --           427
                                               -----       ----        -----
OPERATING PROFIT...........................      138        --           138
Minority interest..........................      (14)        56 (B)       42
Corporate expenses.........................      (30)       --           (30)
Interest expense...........................     (333)        26 (A)     (307)
Dividends on Convertible Preferred Securi-
 ties......................................      --         (26)(A)      (26)
Interest income............................       18        --            18
                                               -----       ----        -----
Income (loss) before income taxes..........     (221)        56         (165)
Benefit (provision) for income taxes.......       11         (3)           8
                                               -----       ----        -----
Income (loss) before extraordinary items...    $(210)      $ 53        $(157)
                                               =====       ====        =====
Diluted loss per share.....................                            $(.77)
                                                                       =====

                                   HOST REIT

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                                FISCAL YEAR 1997
                    100% PARTICIPATION WITH NO NOTES ISSUED
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                             OPERATING
                                            PARTNERSHIP  PRO FORMA   HOST REIT
                                             PRO FORMA  ADJUSTMENTS  PRO FORMA
                                            ----------- -----------  ---------
REVENUE
  Rental revenues..........................   $1,156       $--        $1,156
  Equity in earnings (losses) of affili-
   ates....................................       (7)       --            (7)
  Other revenues...........................        3        --             3
                                              ------       ----       ------
    Total revenues.........................    1,152        --         1,152
                                              ------       ----       ------
OPERATING COSTS AND EXPENSE
  Hotels...................................      614        --           614
  Other....................................       11        --            11
                                              ------       ----       ------
    Total operating costs and expenses.....      625        --           625
                                              ------       ----       ------
OPERATING PROFIT...........................      527        --           527
Minority interest..........................      (10)        (4)(B)      (14)
Corporate expenses.........................      (44)       --           (44)
Interest expense...........................     (479)        38 (A)     (441)
Dividends on Convertible Preferred Securi-
 ties......................................      --         (37)(A)      (37)
Interest income............................       21        --            21
                                              ------       ----       ------
Income (loss) before income taxes..........       15         (3)          12
Benefit (provision) for income taxes.......       (1)       --            (1)
                                              ------       ----       ------
Income (loss) before extraordinary items...   $   14       $ (3)      $   11
                                              ======       ====       ======
Diluted earnings per share.................                           $  .04
                                                                      ======

                                   HOST REIT

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                    100% PARTICIPATION WITH NO NOTES ISSUED

A. Represents the following adjustments:

  . Adjustment to remove $567 million of convertible debt obligation to Host Marriott which eliminates in consolidation.

  .  Record the $550 million of convertible preferred securities held by Host
     REIT.

  . Record $17 million adjustment to equity for the elimination in consolidation of the convertible debt obligation to Host Marriott.

  . Remove interest of $26 million and $38 million, respectively, on $567 million of convertible debt obligation to Host Marriott.

  . Record dividends of $26 million and $37 million, respectively, on the $550 million of convertible preferred securities.

B. Represents the adjustment to present the Limited Partner interests of third parties in the Operating Partnership as minority interest in Host REIT and the reflection of Operating Partnership income allocable to the third party Limited Partners as minority interest expense of Host REIT as follows:

  . Record $371 million minority interest liability representing Limited Partner interests of third parties (75.1 million OP Units out of total OP Units of 279.6 million) pro rata share of total combined Operating Partnership equity and Limited Partner interests of third parties at redemption value.

  . Record adjustment to shareholders' equity of $371 million to record the Limited Partner interests of third parties as minority interest.

  . Record minority expense based on the Limited Partner interests of third parties pro rata share of Operating Partnership net income (75.1 million OP Units out of total OP Units of 279.6 million).

C. Represents the adjustment to eliminate the Partner's Capital of the Operating Partnership and record the Common Stock, Additional Paid-in Capital, and Retained Earnings of Host REIT.

                                   HOST REIT
                       UNAUDITED PRO FORMA BALANCE SHEET

                               SEPTEMBER 11, 1998
                      100% PARTICIPATION WITH NOTES ISSUED
            (IN MILLIONS, EXCEPT PER OP UNIT AND PER SHARE AMOUNTS)

                                               OPERATING
                                              PARTNERSHIP  PRO FORMA   HOST REIT
                                               PRO FORMA  ADJUSTMENTS  PRO FORMA
                                              ----------- -----------  ---------
                   ASSETS
Property and equipment, net.................    $7,116       $ --       $7,116
Notes and other receivables, net............       201         --          201
Due from managers...........................        14         --           14
Investments in affiliates...................        32         --           32
Other assets................................       346         --          346
Receivable from Lessee for working capital..        85         --           85
Cash, cash equivalents and short-term
 marketable securities......................       119         --          119
                                                ------       -----      ------
    Total assets............................    $7,913       $ --       $7,913
                                                ======       =====      ======
           LIABILITIES AND EQUITY
Debt........................................    $5,237         --        5,237
Convertible debt obligation to Host Marriott
 Corporation................................       567        (567)(A)     --
Accounts payable and accrued expenses.......        59         --           59
Deferred income taxes.......................       275         --          275
Other liabilities...........................       693         --          693
                                                ------       -----      ------
    Total liabilities.......................     6,831        (567)      6,264
                                                ------       -----      ------
Convertible Preferred Securities............       --          550 (A)     550
Minority interest...........................       --          216 (B)     216
Limited Partner interests of third parties
 at redemption value (on a pro forma basis
 51.1 million OP units outstanding).........       701        (701)(C)     --
Equity
  General Partner (on a pro forma basis 0.2
   million OP Units outstanding)............       --          --          --
  Limited Partner interests of Host REIT (on
   a pro forma basis 204.3 million OP Units
   outstanding).............................       381        (381)(C)     --
  Shareholders' Equity (on a pro forma basis
   800 million shares authorized; 204.5
   million issued and outstanding)..........       --           17 (A)     883
                                                              (216)(B)
                                                               701 (C)
                                                               381 (C)
                                                ------       -----      ------
                                                $7,913       $ --       $7,913
                                                ======       =====      ======

                                   HOST REIT
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                           FIRST THREE QUARTERS 1998
                      100% PARTICIPATION WITH NOTES ISSUED
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                             OPERATING
                                            PARTNERSHIP  PRO FORMA   HOST REIT
                                             PRO FORMA  ADJUSTMENTS  PRO FORMA
                                            ----------- -----------  ---------
REVENUE
  Rental revenues..........................    $ 563       $--        $  563
  Other revenues...........................        2        --             2
                                               -----       ----       ------
    Total revenues.........................      565        --           565
                                               -----       ----       ------
OPERATING COSTS AND EXPENSE
  Hotels...................................      411        --           411
  Other....................................       15        --            15
                                               -----       ----       ------
    Total operating costs and expenses.....      426        --           426
                                               -----       ----       ------
OPERATING PROFIT...........................      139        --           139
Minority interest..........................      (14)        44 (B)       30
Corporate expenses.........................      (30)       --           (30)
Interest expense...........................     (345)        26 (A)     (319)
Dividends on Convertible Preferred Securi-
 ties......................................      --         (26)(A)      (26)
Interest income............................       18        --            18
                                               -----       ----       ------
Income (loss) before income taxes..........     (232)        44         (188)
Benefit (provision) for income taxes.......       12         (2)          10
                                               -----       ----       ------
Income (loss) before extraordinary items...    $(220)      $ 42       $ (178)
                                               =====       ====       ======
Diluted loss per share.....................                           $ (.87)
                                                                      ======

                                   HOST REIT

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                                FISCAL YEAR 1997
                      100% PARTICIPATION WITH NOTES ISSUED
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                             OPERATING
                                            PARTNERSHIP  PRO FORMA   HOST REIT
                                             PRO FORMA  ADJUSTMENTS  PRO FORMA
                                            ----------- -----------  ---------

REVENUE
  Rental revenues..........................   $1,156       $ --       $1,156
  Equity in earnings (losses) of affili-
   ates....................................       (7)        --           (7)
  Other revenues...........................        3         --            3
                                              ------       -----      ------
    Total revenues.........................    1,152         --        1,152
                                              ------       -----      ------
OPERATING COSTS AND EXPENSE
  Hotels...................................      612         --          612
  Other....................................       11         --           11
                                              ------       -----      ------
    Total operating costs and expenses.....      623         --          623
                                              ------       -----      ------
OPERATING PROFIT...........................      529         --          529
Minority interest..........................      (10)        --          (10)
Corporate expenses.........................      (44)        --          (44)
Interest expense ..........................     (496)         38 (A)    (458)
Dividends on Convertible Preferred Securi-
 ties......................................      --          (37)(A)     (37)
Interest income............................       21         --           21
                                              ------       -----      ------
Income (loss) before income taxes..........      --            1           1
Benefit (provision) for income taxes.......      --          --          --
                                              ------       -----      ------
Income (loss) before extraordinary items...   $  --        $   1      $    1
                                              ======       =====      ======
Diluted earnings per share.................                           $  --
                                                                      ======

                                   HOST REIT

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                     100% PARTICIPATION WITH NOTES ISSUED

A. Represents the following adjustments:

  . Adjustment to remove $567 million of convertible debt obligations to Host Marriott which eliminates in consolidation.

  .  Record the $550 million of convertible preferred securities held by Host
     REIT.

  . Record $17 million adjustment to equity for the elimination in consolidation of the convertible debt obligation to Host Marriott.

  . Remove Interest of $26 million and $38 million, respectively, on $567 million of convertible debt obligation to Host Marriott.

  . Record dividends of $26 million and $37 million, respectively, on the $550 million of convertible preferred securities.


B. Represents the adjustment to present the Limited Partner interests of third parties in the Operating Partnership as minority interest in Host REIT and the reflection of Operating Partnership income allocable to the third party Limited Partners as minority interest expense of Host REIT as follows:

  . Record $216 million minority interest liability representing Limited Partner interests of third parties (51.1 million OP Units out of total OP Units of 255.6 million) pro rata share of total combined Operating Partnership equity and Limited Partner interests of third parties at redemption value.

  . Record adjustment to shareholders' equity of $216 million to record the Limited Partner interests of third parties as minority interest.

  . Record minority expense based on the Limited Partners interests of third parties pro rata share of Operating Partnership net income (51.1 million OP Units out of total OP Units of 255.6 million).

C. Represents the adjustment to eliminate the Partner's Capital of the Operating Partnership and record the Common Stock, Additional Paid-in Capital, and Retained Earnings of Host REIT.

                  PRO FORMA FINANCIAL STATEMENTS OF CRESTLINE

  The REIT Conversion involves a complex series of transactions not all of which necessarily have to occur in order for the REIT Conversion to be consummated. The consent of a number of lenders and several outside partners in certain key Partnerships are required in order for certain hotel properties owned by Host to be leased to the Company, and there can be no assurance that all such consents will be obtained. Accordingly, the number of hotel properties that will be leased by Crestline may vary, perhaps substantially.

  The unaudited pro forma condensed consolidated statements of operations of Crestline reflect the following transactions for the First Three Quarters 1998 and for the fiscal year ended January 2, 1998, as if such transactions had been completed at the beginning of each of the periods:

  . 1997 acquisition of Forum Group, Inc. (the "Forum Acquisition") and one additional senior living community

  . 1998 retirement of $26 million of debt through a capital contribution from Host Marriott

  . 1998 repayment and forgiveness of $92 million of unsecured debt and $14.8 million intercompany note treated as a capital contribution by Host

  . 1998 acquisition of one senior living community

  . 1998 acquisition of minority interests in certain consolidated subsidiaries of Crestline through contributions from Host Marriott

  . 1998 spin off of Crestline by Host Marriott and the concurrent lease or sublease of hotels from Host REIT

  . 1998 adoption of EITF 97-2 to reflect the change in presentation to present property-level sales and operating expenses

  . Acquisition from Host of a 5% interest in a joint venture which holds an approximate $130 million mortgage note from a consolidated subsidiary of Host in connection with the REIT Conversion

  . Adjustment to corporate expenses as if Crestline were operated on a stand-alone basis, partially offset by the asset management fee to be charged to Host REIT.

  The adjustments to the unaudited pro forma balance sheet of Crestline reflect the lease and sublease of substantially all of Host Marriott's owned or leased hotels and certain other transactions as described herein in conjunction with the REIT Conversion.

  In 1998, Crestline acquired one senior living community for $21 million. Also, during 1998, Host Marriott prepaid approximately $26 million of Crestline's mortgage debt and repaid $92 million of unsecured debt to Marriott International. The prepayment was recorded as a capital contribution to Crestline and the $92 million was repaid in exchange for a $92 million note due to Host Marriott with similar terms. The $92 million note and an additional $14.8 million intercompany note were forgiven by Host and treated as a capital contribution in the First Three Quarters 1998.

  In 1997, Host Marriott Corporation acquired 29 senior living communities from Marriott International and concurrently contributed all of the assets and liabilities obtained in the Forum Acquisition to Crestline. In addition, during 1997, Crestline acquired 49% of the remaining 50% interest in Leisure Park Venture Limited Partnership which owns a 418-unit retirement community in New Jersey for approximately $23 million, including the assumption of approximately $15 million in debt. Crestline currently owns 99% of the partnership.

  The unaudited pro forma financial statements present the financial position and the results of operations of Crestline as if the transactions described above were completed. These presentations do not purport to represent what Crestline's results of operations would actually have been if the transactions described above had in fact occurred on such date or at the beginning of such period or to project Crestline's results of operations for any future date or period.

  The unaudited pro forma financial statements are based upon certain assumptions, as set forth in the notes to the unaudited pro forma financial statements, that Crestline believes are reasonable under the circumstances and should be read in conjunction with the Consolidated Financial Statements and Notes thereto for HMC Senior Communities, Inc included in the Proxy Statement of Host Marriott and the Prospectus of HMC Merger Corporation.

                         CRESTLINE CAPITAL CORPORATION

                       UNAUDITED PRO FORMA BALANCE SHEET

                            AS OF SEPTEMBER 11, 1998
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                         PRO FORMA
                                             HISTORICAL ADJUSTMENTS    PRO FORMA
                                             ---------- -----------    ---------
                   ASSETS
Property and equipment, net.................  $649,528   $    --       $649,528
Amounts due from Marriott International.....     4,097        --          4,097
Other assets................................    14,290     85,000(A)    105,772
                                                            6,482(B)
Cash and cash equivalents...................    26,504     15,000(B)     35,022
                                                           (6,482)(B)
                                              --------   --------      --------
  Total assets..............................  $694,419   $100,000      $794,419
                                              ========   ========      ========
    LIABILITIES AND STOCKHOLDER'S EQUITY
Debt........................................  $213,034   $    --       $213,034
Deferred income taxes.......................    61,376        --         61,376
Due to Host Marriott Corporation, net.......    12,989     85,000(A)     97,989
Accounts payable and other accrued
 liabilities................................    13,639        --         13,639
Deferred revenue............................     1,310        --          1,310
                                              --------   --------      --------
  Total liabilities.........................   302,348     85,000       387,348
                                              --------   --------      --------
Stockholder's equity
Common stock, 100 shares authorized, issued
 and outstanding (on a pro forma basis 75
 million shares of common stock authorized;
 21.8 million issued and outstanding)(/1/)
 ...........................................       --         --            --
Additional paid-in capital..................   386,627     15,000(B)    401,627
Retained earnings...........................     5,444        --          5,444
                                              --------   --------      --------
  Total stockholder's equity................   392,071     15,000       407,071
                                              --------   --------      --------
  Total liabilities and stockholder's
   equity...................................  $694,419   $100,000      $794,419
                                              ========   ========      ========


             See Notes to Unaudited Pro Forma Financial Statements.

                         CRESTLINE CAPITAL CORPORATION

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                           FIRST THREE QUARTERS 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            D            E           F         G           H
                                           DEBT
                                       REFINANCING/  COMMUNITY   CORPORATE   HOTEL    ADOPTION OF
                          HISTORICAL    REPAYMENTS  ACQUISITIONS EXPENSES   LEASES     EITF 97-2   PRO FORMA
                          ----------   ------------ ------------ --------- ---------  -----------  ----------
REVENUES
Hotels
 Rooms..................   $    --       $   --        $ --       $   --   $     --   $1,785,698   $1,785,698
 Food and beverage......        --           --          --           --         --      834,913      834,913
 Other..................        --           --          --           --         --      157,640      157,640
 House profit...........        --           --          --           --   1,087,328  (1,087,328)         --
                           --------      -------       -----      -------  ---------  ----------   ----------
 Total hotels...........        --           --          --           --   1,087,328   1,690,923    2,778,251
                           --------      -------       -----      -------  ---------  ----------   ----------
Senior living
 communities
 Routine................     54,872          --           84          --         --       94,792      149,748
 Ancillary..............      2,928          --            1          --         --       13,483       16,412
                           --------      -------       -----      -------  ---------  ----------   ----------
 Total senior living
  communities...........     57,800          --           85          --         --      108,275      166,160
                           --------      -------       -----      -------  ---------  ----------   ----------
 Total revenues.........     57,800          --           85          --   1,087,328   1,799,198    2,944,411
                           --------      -------       -----      -------  ---------  ----------   ----------
OPERATING COSTS AND
 EXPENSES
Hotels
 Property-level costs
  and expenses
 Rooms..................        --           --          --           --         --      725,311      725,311
 Food and beverage......        --           --          --           --         --      725,064      725,064
 Other department costs
  and deductions........        --           --          --           --         --      240,548      240,548
 Management fees and
  other.................        --           --          --           --     195,397         --       195,397
 Lease expense..........        --           --          --           --     861,400         --       861,400
                           --------      -------       -----      -------  ---------  ----------   ----------
  Total hotels..........        --           --          --           --   1,056,797   1,690,923    2,747,720
                           --------      -------       -----      -------  ---------  ----------   ----------
Senior living
 communities
 Property-level costs
  and expenses
 Routine................        --           --          --           --         --       94,792       94,792
 Ancillary..............        --           --          --           --         --       13,483       13,483
 Other operating costs
  and expenses..........     29,803          --           49          --         --          --        29,852
                           --------      -------       -----      -------  ---------  ----------   ----------
  Total senior living
   communities..........     29,803          --           49          --         --      108,275      138,127
                           --------      -------       -----      -------  ---------  ----------   ----------
  Total operating costs
   and expenses.........     29,803          --           49          --   1,056,797   1,799,198    2,885,847
                           --------      -------       -----      -------  ---------  ----------   ----------
Operating profit .......     27,997          --           36          --      30,531         --        58,564
Corporate expenses......     (2,937)         --          --        (9,938)       --          --       (12,875)
Interest expense........    (17,560)       4,789         --           --      (3,531)        --       (16,302)
Interest and dividend
 income.................      1,120          --            6          --         392         --         1,518
                           --------      -------       -----      -------  ---------  ----------   ----------
Income (loss) before
 income taxes...........      8,620        4,789          42       (9,938)    27,392         --        30,905
Benefit (provision) for
 income taxes...........     (3,534)      (1,963)        (18)       4,075    (11,231)        --       (12,671)
                           --------      -------       -----      -------  ---------  ----------   ----------
Income (loss) before
 extraordinary item.....   $  5,086      $ 2,826       $  24      $(5,863) $  16,161  $      --    $   18,234
                           ========      =======       =====      =======  =========  ==========   ==========
Pro forma earnings per
 share..................   $    .23(1)                                                             $      .84(2)
                           ========                                                                ==========

             See Notes to Unaudited Pro Forma Financial Statements.

                         CRESTLINE CAPITAL CORPORATION

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                       FISCAL YEAR ENDED JANUARY 2, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                          C           D            E           F         G            H
                                                     DEBT
                                        FORUM    REFINANCING/  COMMUNITY   CORPORATE   HOTEL     ADOPTION OF     PRO
                        HISTORICAL   ACQUISITION  REPAYMENT   ACQUISITIONS EXPENSES    LEASES     EITF 97-2     FORMA
                        ----------   ----------- ------------ ------------ --------- ----------  -----------  ----------
REVENUES
Hotels
 Room.................   $    --       $   --      $   --       $   --      $   --   $      --   $ 2,373,968  $2,373,968
 Food and beverage....        --           --          --           --          --          --     1,115,307   1,115,307
 Other................        --           --          --           --          --          --       240,329     240,329
 House profit.........        --           --          --           --          --    1,425,789   (1,425,789)        --
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total hotels........        --           --          --           --          --    1,425,789    2,303,815   3,729,604
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
Senior living
 communities..........
 Routine..............     35,473       30,859         --         7,031         --          --       127,135     200,498
 Ancillary............      1,427        1,983         --           188         --          --        18,693      22,291
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total senior living
   communities........     36,900       32,842         --         7,219         --          --       145,828     222,789
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total revenues......     36,900       32,842         --         7,219         --    1,425,789    2,449,643   3,952,393
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
OPERATING COSTS AND EXPENSES
Hotels
 Property-level costs and expenses
 Rooms................        --           --          --           --          --          --       985,891     985,891
 Food and beverage....        --           --          --           --          --          --       989,552     989,552
 Other department
  costs and
  deductions..........        --           --          --           --          --          --       328,372     328,372
 Management fees
  and other...........        --           --          --           --          --      255,389          --      255,389
 Lease expense........        --           --          --           --          --    1,130,700          --    1,130,700
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total hotels........        --           --          --           --          --    1,386,089    2,303,815   3,689,904
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
Senior living communi-
 ties
 Property-level costs and expenses
 Routine..............        --           --          --           --          --          --       127,135     127,135
 Ancillary............        --           --          --           --          --          --        18,693      18,693
 Other operating costs
  and expenses........     20,929       17,977         --         4,733         --          --           --       43,639
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total senior living
   communities........     20,929       17,977         --         4,733         --          --       145,828     189,467
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total operating
   costs and
   expenses...........     20,929       17,977         --         4,733         --    1,386,089    2,449,643   3,879,371
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
Operating profit .....     15,971       14,865         --         2,486         --       39,700          --       73,022
Corporate expenses....     (2,304)      (5,115)        --           745      (9,826)        --           --      (16,500)
Interest expense......    (13,396)      (9,630)      7,312       (2,118)        --       (5,100)         --      (22,932)
Interest and
 dividend income......        336          598         --           --          --          567          --        1,501
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
Income (loss) before
 income taxes.........        607          718       7,312        1,113      (9,826)     35,167          --       35,091
Benefit (provision)
 for income taxes.....       (249)        (294)     (2,998)        (456)      4,029     (14,419)         --      (14,387)
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
Income (loss) before
 extraordinary item...   $    358      $   424     $ 4,314      $   657     $(5,797) $   20,748  $       --   $   20,704
                         ========      =======     =======      =======     =======  ==========  ===========  ==========
Pro forma earnings
 per share............   $    .02(1)                                                                          $      .95(2)
                         ========                                                                             ==========

             See Notes to Unaudited Pro Forma Financial Statements.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  A. Represents the adjustment to increase working capital and record a loan payable to Host of $85 million to record the transfer of hotel working capital to Crestline related to the leasing of Host's hotels.

  B. Represents the following transactions in connection with the
Distribution:

    . Host's contribution of $15 million in incremental cash to Crestline. . Acquisition from Host of a 5% limited partner interest in a joint venture with Host that owns an approximate $130 million note receivable from a consolidated subsidiary of Host.

  C. Represents the adjustment to reflect the historical revenues, operating expenses, corporate expenses, interest expense and interest income for the Forum Acquisition as if such acquisition occurred at the beginning of 1997 (actual acquisition date was June 21, 1997).

  D. Represents the adjustment to eliminate interest expense on $133 million of debt repaid during 1998 by Host on behalf of Crestline and treated as a capital contribution by Host.

  E. Represents the adjustment to record the historical revenues, operating expenses, corporate expenses and interest income related to the acquisition of one senior living community in 1998 and the acquisition of one senior living community in 1997. The adjustment also includes the elimination of $745,000 of minority interest expense included in corporate expenses related to the purchase of minority interests in certain consolidated subsidiaries of Crestline in 1997.

  F. Represents the adjustment to record additional corporate expenses anticipated to be incurred when Crestline is operated on a stand-alone basis subsequent to the Distribution, net of the asset management contract of $4.5 million per annum. The adjustment includes the following (in thousands):

                                                        FIRST THREE  FISCAL YEAR
                                                       QUARTERS 1998    1997
                                                       ------------- -----------
Payroll costs.........................................    $ 8,102      $ 8,894
Rent and insurance....................................      1,185        1,207
Other general and administrative costs................      3,766        4,225
                                                          -------      -------
                                                           13,053       14,326
Less: asset management fee............................     (3,115)      (4,500)
                                                          -------      -------
  Net corporate expense adjustment....................    $ 9,938      $ 9,826
                                                          =======      =======

  G. Represents the adjustment to record the historical hotel revenues and hotel expenses and pro forma lease expense associated with the leasing of certain hotel properties from Host, interest expense on the $85 million working capital loan at 6%, and dividend income from the 5% investment in the joint venture with Host that owns a $130 million note receivable from a consolidated subsidiary of Host.

  Rental revenues under the leases are based on the greater of Percentage Rent or Minimum Rent. Total rent in the pro forma statement of operations is calculated based on the historical gross sales of the property and the negotiated rental rates and thresholds by property as if the leases were entered into on the first day of fiscal year 1997. There are generally three sales categories utilized in the rent calculation: rooms, food and beverage and other. For rooms and food and beverage, there are three tiers of rent with two thresholds, while the other category generally has two tiers of rent and one threshold. The percentage rent thresholds are increased annually on the first day of each year after the initial lease year based on a blended increase of the Consumer Price Index ("CPI") and a wage and benefit index. For purposes of the pro formas, 1997 is the assumed initial lease year and the blended increase applied to the thresholds at January 3, 1998 is assumed to be 3%. Minimum rent is expressed as a fixed dollar amount that increases annually on the first day of each year after the initial lease year at 50% of the CPI increase. Accordingly, the 1998 rent thresholds and minimum rent included in the pro formas were adjusted as of January 3, 1998 for the 1997 increases in the indices. Rental revenues are recognized only for leases to be executed with Host REIT at or prior to completion of the Distribution. The execution of the leases is dependent upon the consummation of the Distribution, which is subject to contingencies that are outside the control of Host, including consent of shareholders, lenders, debt holders, partners and ground lessors of Host. Host believes that negotiations with third parties to complete the Distribution will not result in any material change to the leases. The table below details gross sales, minimum rent and total rent for all full-service properties to be leased and summarized amounts for the limited-service properties to be subleased:

                                                                FIRST THREE
                                         FISCAL YEAR 1997      QUARTERS 1998
                                        ------------------- -------------------
                                        GROSS MINIMUM TOTAL GROSS MINIMUM TOTAL
PROPERTY                                SALES  RENT   RENT  SALES  RENT   RENT
--------                                ----- ------- ----- ----- ------- -----
                                                     (IN MILLIONS)
Grand Hotel Resort and Golf Club....... $23.4  $2.8   $4.2  $18.0  $2.0   $3.7
Scottsdale Suites......................  11.9   3.0    5.0    8.2   2.1    3.4
The Ritz-Carlton, Phoenix..............  23.3   4.6    7.2   17.3   3.2    5.5
Coronado Island Resort.................  22.0   2.1    2.1   16.2   1.5    3.6
Costa Mesa Suites......................   9.7   1.9    3.3    7.2   1.3    2.3
Desert Springs Resort and Spa.......... 103.3  21.3   30.3   80.3  15.0   22.6
Manhattan Beach........................  16.3   2.4    4.8   12.2   1.7    3.6
Marina Beach ..........................  21.1   4.6    7.1   16.9   3.2    6.2
Newport Beach..........................  33.5   5.5    8.7   24.0   3.9    6.8
Newport Beach Suites...................  11.0   2.6    4.1    8.0   1.8    3.0
Ontario Airport........................  12.1   1.8    3.4    8.3   1.3    2.2
San Diego Marriott Hotel and Marina.... 103.3  38.0   39.6   78.6  26.7   31.1
San Francisco Airport..................  43.8   8.2   13.2   32.2   5.8    9.5
San Francisco Fisherman's Wharf........  17.8   4.0    6.4   12.1   2.8    4.3
San Francisco Moscone Center........... 120.2  20.7   37.9   90.5  14.6   28.5
San Ramon..............................  19.7   4.4    5.1   14.4   3.1    4.0
Santa Clara............................  47.3   7.8   16.5   37.2   5.5   13.5
The Ritz-Carlton, Marina del Rey.......  32.4   5.5   10.8   23.4   3.9    7.9
The Ritz-Carlton, San Francisco........  50.1   9.6   14.7   34.2   6.7   10.3
Torrance...............................  20.5   2.3    3.5   15.0   1.6    5.1
Denver Southeast.......................  21.5   3.0    6.2   14.9   2.1    4.1
Denver Tech Center.....................  26.8   5.1    8.3   20.1   3.6    6.0
Denver West............................  13.7   1.8    4.0    9.6   1.2    2.7
Marriott's Mountain Resort at Vail.....  17.6   3.0    5.1   14.1   2.1    4.5
Hartford/Farmington....................  18.4   3.5    4.7   13.4   2.4    3.5
Hartford/Rocky Hill....................  11.6   1.5    2.7    8.5   1.1    2.0
Fort Lauderdale Marina.................  28.5   4.3    7.9   20.4   3.0    5.7
Jacksonville...........................  11.8   1.8    3.6    8.0   1.2    2.4
Miami Airport..........................  29.7   3.9    8.4   21.6   2.8    6.1
Orlando World Center................... 128.2  23.5   39.6   98.7  16.5   30.4
Palm Beach Gardens.....................  11.8   1.9    3.7    8.5   1.4    3.0
Singer Island (Holiday Inn)............   6.6   1.4    2.5    5.2   1.0    2.1
Tampa Airport..........................  17.1   1.6    3.5   13.1   1.1    2.7
Tampa Westshore........................  15.0   1.8    3.6   10.8   1.3    2.6
The Ritz-Carlton, Naples...............  66.4  18.1   23.3   53.1  12.7   18.0
Atlanta Marriott Marquis...............  85.4  21.3   33.3   58.6  15.0   25.6
Atlanta Midtown Suites.................  10.5   1.8    3.5    7.8   1.3    2.6
Atlanta Norcross.......................   7.6   1.0    1.7    5.6   0.7    1.2
Atlanta Northwest......................  14.9   2.7    4.3   11.3   1.9    3.3
Atlanta Perimeter......................  16.6   2.5    4.5   12.6   1.7    3.5
JW Marriott Hotel at Lenox.............  24.8   3.7    6.8   17.7   2.6    5.0
The Ritz-Carlton, Atlanta..............  30.2   5.8    8.8   21.7   4.1    6.8

                                                         FIRST THREE QUARTERS
                                  FISCAL YEAR 1997               1998
                              ------------------------- -----------------------
                               GROSS   MINIMUM  TOTAL    GROSS   MINIMUM TOTAL
PROPERTY                       SALES    RENT     RENT    SALES    RENT    RENT
--------                      -------- ------- -------- -------- ------- ------
                                                (IN MILLIONS)
The Ritz-Carlton, Buckhead..  $   49.3 $ 13.1  $   16.3 $   35.8 $  9.2  $ 11.7
Chicago/Deerfield Suites....      10.2    1.8       3.1      7.4    1.3     2.3
Chicago/Downers Grove
 Suites.....................       9.0    1.8       2.9      6.7    1.3     2.2
Chicago/Downtown Courtyard..      16.3    3.1       4.9     12.2    2.2     3.9
Chicago O'Hare..............      40.0    5.5      11.5     28.8    3.9     8.2
South Bend..................       9.9    1.1       2.1      7.0    0.8     1.5
New Orleans ................      66.4   17.5      21.8     47.6   12.3    15.8
Bethesda....................      23.2    3.2       5.6     17.3    2.2     4.1
Gaithersburg/Washingtonian
 Center.....................      13.2    2.4       3.8      9.7    1.7     2.8
Boston/Newton...............      27.4    4.8       7.8     19.1    3.4     5.5
Detroit Romulus.............       8.8    1.1       1.8      6.6    0.8     1.4
The Ritz-Carlton, Dearborn..      25.7    3.6       5.5     17.7    2.5     4.0
Minneapolis/Bloomington.....      20.2    3.3       6.5     13.8    2.3     4.7
Minneapolis City Center.....      27.5    3.7       7.5     20.4    2.4     5.2
Kansas City Airport.........      14.3    1.7       3.7      9.9    1.2     2.5
Nashua......................       7.5    0.8       1.3      5.3    0.5     0.9
Hanover.....................      22.5    4.7       6.6     15.1    3.3     4.3
Newark Airport..............      39.4    6.5      11.8     29.2    4.6     8.6
Park Ridge..................      16.0    2.5       4.0     11.9    1.7     4.2
Saddle Brook................      10.7    1.3       2.1      7.8    0.9     1.7
New York Marriott Financial
 Center.....................      39.6    7.7      13.2     29.1    5.4    10.1
New York Marriott Marquis...     210.3   40.0      60.8    155.4   29.7    47.6
Marriott World Trade
 Center.....................      65.4   12.2      19.4     49.1    8.6    14.9
Charlotte Executive Park....      14.0    2.3       3.7      9.8    1.6     2.6
Raleigh Crabtree Valley.....      14.9    2.4       3.9     10.9    1.7     2.8
Oklahoma City...............      15.6    2.0       3.8     10.4    1.4     2.4
Oklahoma City Waterford.....       9.1    1.5       2.7      6.1    1.0     1.7
Portland....................      26.4    4.1       7.5     17.6    2.9     4.8
Philadelphia (Convention
 Center)....................      80.7   14.2      25.0     58.2   10.0    17.8
Philadelphia Airport........      25.0    4.1       7.6     18.6    2.9     5.6
Pittsburgh City Center......      16.4    1.9       3.0     11.1    1.3     2.2
Memphis.....................      10.6    1.5       3.2      5.7    1.0     1.8
Dallas/Fort Worth...........      28.9    5.9       9.3     21.9    4.1     7.0
Dallas Quorum...............      25.7    4.2       8.2     18.3    3.0     5.8
El Paso.....................      11.6    0.9       2.3      7.8    0.6     1.4
Houston Airport ............      21.6    2.8       6.0     16.9    2.0     4.6
JW Marriott Houston.........      27.2    5.0       8.0     20.1    3.5     5.9
Plaza San Antonio...........      13.8    2.9       4.6      9.7    2.0     3.3
San Antonio Rivercenter.....      68.9   17.5      24.5     49.3   12.3    17.8
San Antonio Riverwalk.......      29.3    6.1      10.3     21.7    4.3     7.6
Salt Lake City..............      28.5    5.6       9.5     21.1    3.9     7.2
Dulles Airport..............      14.6    1.8       4.0     10.9    1.2     3.0
Key Bridge..................      29.4    5.6      10.2     21.2    3.9     7.4
Norfolk Waterside...........      18.1    3.3       5.4     12.8    2.4     3.8
Pentagon City Residence
 Inn........................      11.7    3.5       5.5      8.7    2.5     4.2
The Ritz-Carlton, Tysons
 Corner.....................      34.4    5.9       9.8     24.9    4.1     7.3
Washington Dulles Suites....      10.3    2.5       4.0      7.8    1.8     3.0
Westfields..................      28.0    4.7       7.4     20.3    3.3     5.4
Williamsburg................      12.6    1.8       2.8      9.3    1.3     2.1
Washington Metro Center.....      25.2    4.5       7.3     19.2    3.2     5.3
Calgary.....................      13.4    1.7       1.7      9.8    1.2     2.3
Toronto Airport.............      17.1    2.9       5.6     13.0    2.0     4.2
Toronto Eaton Centre........      21.1    6.1       7.1     16.0    4.3     5.6
Toronto Delta Meadowvale....      16.1    2.6       4.9     10.6    1.9     3.1
Fairview Park...............      22.5    3.9       7.3     16.3    2.8     5.2

                                                         FIRST THREE QUARTERS
                                  FISCAL YEAR 1997               1998
                              ------------------------- -----------------------
                               GROSS   MINIMUM  TOTAL    GROSS   MINIMUM TOTAL
PROPERTY                       SALES    RENT     RENT    SALES    RENT    RENT
--------                      -------- ------- -------- -------- ------- ------
                                                (IN MILLIONS)
Dayton......................  $   18.2 $  3.2  $    6.0 $   13.4 $  2.3  $  4.3
Research Triangle Park......       9.1    1.4       2.9      6.8    1.0     2.3
Detroit Marriott
 Southfield.................       8.8    1.2       2.1      6.9    0.9     1.7
Detroit Marriott Livonia....      10.0    1.4       2.6      7.4    1.0     1.9
Fullerton...................       6.8    1.2       1.8      5.0    0.8     1.3
Marriott O'Hare Suites......      14.4    2.7       4.9     10.8    1.9     4.0
Albuquerque.................      16.4    3.6       3.6     11.1    2.5     2.6
Greensboro-High Point.......      13.6    3.3       3.3     10.2    2.3     2.4
Houston Medical Center......      16.5    4.0       4.0     12.2    2.8     2.9
Miami Biscayne Bay..........      26.8    6.5       6.6     20.5    4.5     5.1
Marriott Mountain Shadows
 Resort.....................      24.1    4.4       4.5     16.9    3.1     3.1
Seattle SeaTac Airport......      23.1    6.7       6.7     17.5    4.7     5.1
Four Seasons, Atlanta.......      15.6    5.8       5.9     14.2    4.1     4.5
Four Seasons, Philadelphia..      41.1    7.9      12.4     30.6    5.6    10.1
Grand Hyatt, Atlanta........      25.3   10.0      10.0     22.6    7.0     8.2
Hyatt Regency, Burlingame...      47.9    8.8      17.6     39.5    6.2    15.1
Hyatt Regency, Cambridge....      32.4    6.7      11.9     26.8    4.7    10.4
Hyatt Regency, Reston.......      30.5    6.5      11.3     24.2    4.5     9.2
Swissotel, Atlanta..........      22.2    5.0       6.3     17.2    3.5     5.8
Swissotel, Boston...........      26.8    6.4       8.5     20.5    4.5     6.9
Swissotel, Chicago..........      38.1   10.9      15.1     28.9    7.7    12.0
The Drake (Swissotel), New
 York.......................      38.8   11.6      13.6     34.2    8.2    13.4
The Ritz-Carlton, Amelia
 Island.....................      45.7   10.3      13.4     37.4    7.2    11.1
The Ritz-Carlton, Boston....      40.1    6.9      10.5     31.4    4.8     8.8
                              -------- ------  -------- -------- ------  ------
Total Full-service
 Properties.................   3,465.1  683.6   1,053.8  2,574.3  481.8   805.3
Total Courtyard
 Properties(3)..............     212.0   50.6      57.3    159.2   35.0    42.2
Total Residence Inns(3).....      69.9   17.2      19.6     50.6   12.0    13.9
                              -------- ------  -------- -------- ------  ------
  Total.....................  $3,747.0 $751.4  $1,130.7 $2,784.1 $528.8  $861.4
                              ======== ======  ======== ======== ======  ======

  H. Represents the adjustment to reflect Crestline's anticipated adoption of EITF 97-2 in the fourth quarter of 1998 by recording property-level sales and operating expenses. The adjustment has no impact on operating profit or net income.
--------
  (1) On a pro forma basis as of September 11, 1998, Crestline's had 75 million shares of common stock, $.01 par value authorized with 21.8 million shares issued and outstanding. In addition, on a pro forma basis, 10 million shares of preferred stock, $.01 par value are authorized with none issued or outstanding.

  (2) Reflects the pro forma earnings per share based on 21.8 million weighted average shares outstanding subsequent to the Distribution. Pro forma weighted average shares are based on Host's weighted average shares outstanding, adjusted for a one-for-ten share distribution, and the issuance of 1.4 million shares to the Blackstone Entities.

  (3) The Courtyard and Residence Inn properties will be subleased by subsidiaries of Crestline from subsidiaries of Host Marriott under sublease agreements. The owners of these properties have not yet consented to the subleases but have agreed to waive any defaults under the related leases until February 17, 1999 to provide Host Marriott with additional time to obtain such consents (which could require modifications in the terms of the subleases or structural or other changes related thereto.) The Company expects that such consents will be obtained during this period and has agreed to cooperate in connection therewith, but if such consents are not obtained, the subleases could be terminated without any payment to Crestline. This change would have the effect of reducing Crestline's revenues by $210 million and $282 million for the First Three Quarters 1998 and fiscal year 1997, respectively, and reducing Crestline's net income by approximately $4 million for each periods. The
Company does not believe that any changes that might be required to the subleases would result in material changes to the lease terms.

                                 EXHIBIT INDEX

Exhibit No.                   Exhibit Description                                            Page No.
-----------                   -------------------                                            --------
  99.1        "Federal Income Tax Considerations" relating to an investment in                  48
              securities of new Host Marriott Corporation.